                                                                   EXHIBIT 10.25

                                                            PARCO VFC SUPPLEMENT



================================================================================

                             HUNTSMAN MASTER TRUST

                           SERIES 2000-1 SUPPLEMENT

                         Dated as of December 21, 2000

                                      to

                               POOLING AGREEMENT

                         Dated as of December 21, 2000

                                     Among

                       HUNTSMAN RECEIVABLES FINANCE LLC,
                                  as Company

                           HUNTSMAN (EUROPE), BVBA,
                              as Master Servicer

                           THE CHASE MANHATTAN BANK,
                               as Funding Agent

                        PARK AVENUE RECEIVABLES CORP.,
                      as Series 2000-1 Initial Purchaser

                THE SEVERAL FINANCIAL INSTITUTIONS PARTY HERETO
                 FROM TIME TO TIME AS SERIES 2000-1 APA BANKS

                                      and

                      CHASE MANHATTAN BANK (IRELAND) plc,
                                  as Trustee

================================================================================

                               TABLE OF CONTENTS

                                                                                     Page
                                                                                     ----
ARTICLE I      DEFINITIONS.........................................................    1

     Section 1.01.  Definitions....................................................    1

ARTICLE II     DESIGNATION OF SERIES 2000-1 VFC CERTIFICATE;
               PURCHASE AND SALE OF THE SERIES 2000-1 VFC
               CERTIFICATE.........................................................    2

     Section 2.01.  Designation....................................................    2

     Section 2.02.  The Series 2000-1 VFC Certificate and Series 2000-1
                    Subordinated Interests.........................................    2

     Section 2.03.  Purchases of Interests in the Series 2000-1 VFC Certificate
                    and the Series 2000-1 Subordinated Interests...................    3

     Section 2.04.  Delivery.......................................................    4

     Section 2.05.  Procedure for Initial Issuance and for Increasing the Series
                    2000-1 Invested Amount.........................................    4

     Section 2.06.  Sale by the Series 2000-1 Initial Purchaser of its Series
                    2000-1 Purchaser Invested Amount to the Series 2000-1
                    APA Banks......................................................    7

     Section 2.07.  Procedure for Decreasing the Series 2000-1 Invested
                    Amount.........................................................   10

     Section 2.08.  Reductions of the Series 2000-1 Commitments....................   11

     Section 2.09.  Interest; Fees.................................................   12

     Section 2.10.  Indemnification by the Contributor and the Company.............   13

     Section 2.11.  Inability to Determine Eurodollar Rate.........................   14

     Section 2.12.  FX Hedging Agreements..........................................   15

ARTICLE III    ARTICLE III OF THE AGREEMENT........................................   15

SECTION 3A.02. Establishment of Series 2000-1 Concentration Accounts...............   15

SECTION 3A.02. Daily Allocations...................................................   16

SECTION 3A.03. Determination of Interest...........................................   20

SECTION 3A.04. Determination of Series 2000-1 Monthly Principal....................   22

SECTION 3A.05. Applications........................................................   23

ARTICLE IV     DISTRIBUTIONS AND REPORTS...........................................   26

SECTION 4A.01. Distributions.......................................................   26

SECTION 4A.02. Daily Reports.......................................................   26

SECTION 4A.03. Reports and Notices.................................................   26

ARTICLE V      ADDITIONAL SERIES 2000-1 EARLY AMORTIZATION
               EVENTS..............................................................   27

     Section 5.01.  Additional Series 2000-1 Early Amortization Events.............   27

ARTICLE VI     SERVICING FEE.......................................................   30

     Section 6.01.  Servicing Compensation.........................................   30

ARTICLE VII    CHANGE IN CIRCUMSTANCES.............................................   31

     Section 7.01.  Illegality.....................................................   31

     Section 7.02.  Requirements of Law............................................   31

     Section 7.03.  Taxes..........................................................   34

     Section 7.04.  Indemnity......................................................   36

     Section 7.05.  Assignment of Series 2000-1 Commitments Under Certain
                    Circumstances; Duty to Mitigate................................   37

     Section 7.06.  Limitation.....................................................   38

ARTICLE VIII   COVENANTS; REPRESENTATIONS AND WARRANTIES...........................   38

     Section 8.01.  Representations and Warranties of the Company and the
                    Master Servicer................................................   38

     Section 8.02.  Covenants of the Company and the Master Servicer...............   38

     Section 8.03.  Negative Covenant of the Company and the Master Servicer.......   39

     Section 8.04.  Obligations Unaffected.........................................   40

ARTICLE IX     CONDITIONS PRECEDENT................................................   40

     Section 9.01.  Conditions Precedent to Effectiveness of Supplement............   40

ARTICLE X      THE FUNDING AGENT...................................................   46

     Section 10.01. Appointment....................................................   46

     Section 10.02. Delegation of Duties...........................................   46

     Section 10.03. Exculpatory Provisions.........................................   46

     Section 10.04. Reliance by Funding Agent......................................   47

     Section 10.05. Notice of Master Servicer Default or Series 2000-1 Early
                    Amortization Event or Potential Series 2000-1 Early
                    Amortization Event.............................................   47

     Section 10.06. Non-Reliance on Funding Agent and Other Series 2000-1
                    Purchasers.....................................................   48

     Section 10.07. Indemnification................................................   48

     Section 10.08. Funding Agent in Its Individual Capacity.......................   49

     Section 10.09. Successor Funding Agent........................................   49

ARTICLE XI     MISCELLANEOUS.......................................................   49

     Section 11.01. Ratification of Agreement......................................   49

     Section 11.02. Governing Law..................................................   49

     Section 11.03. Further Assurances.............................................   49

     Section 11.04. Payments.......................................................   50

     Section 11.05. Costs and Expenses.............................................   50

     Section 11.06. No Waiver; Cumulative Remedies.................................   50

     Section 11.07. Amendments.....................................................   50

     Section 11.08. Severability...................................................   52

     Section 11.09. Notices........................................................   52

     Section 11.10. Successors and Assigns.........................................   52

     Section 11.11. Counterparts...................................................   56

     Section 11.12. Adjustments; Setoff............................................   56

     Section 11.13. Limitation of Payments by the Company..........................   57

     Section 11.14. No Bankruptcy Petition; No Recourse............................   57

     Section 11.15. Limitation on Addition of Approved Originators, Approved
                    Currency, Approved Obligors and a Successor Master
                    Servicer; Mergers and Consolidations...........................   59

     Section 11.16. Subordinated Loan..............................................   59

     Section 11.17. Chase Conflict Waiver..........................................   62

     Section 11.18. Limited Recourse...............................................   62

ARTICLE XII    FINAL DISTRIBUTIONS.................................................   63

     Section 12.01. Certain Distributions..........................................   63

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                   SCHEDULES

Schedule I     Series 2000-1 Commitments
Schedule II    Series 2000-1 Concentration Accounts

                                   EXHIBITS

Exhibit A      Form of Series 2000-1 VFC Certificate
Exhibit B      Form of Series 2000-1 Commitment Transfer Supplement
Exhibit C      Form of Administrative Questionnaire
Exhibit D      Form of Daily Report
Exhibit E      Form of Monthly Settlement Report
Exhibit F      Form of Notice of Issuance/Increases
Exhibit G      Form of Confidentiality Agreement

          Series 2000-1 SUPPLEMENT dated as of December 21, 2000 (this "Supplement"), among Huntsman Receivables Finance LLC (the "Company"), a Delaware limited liability company, Huntsman (Europe) BVBA (the "Master Servicer"), a company organized under the laws of Belgium, Park Avenue Receivables Corporation ("PARCO"), a Delaware corporation, the several financial institutions party hereto from time to time as Series 2000-1 APA banks (the "Series 2000-1 APA Banks"), The Chase Manhattan Bank, as funding agent (the "Funding Agent") for the Series 2000-1 Purchasers (as hereinafter defined) Chase Manhattan Bank (Ireland) plc, as trustee (the "Trustee"), and Huntsman International LLC (the "Contributor"), a Delaware limited liability company; and The Chase Manhattan Bank, as paying agent (the "Paying Agent").


                             W I T N E S S E T H:


          WHEREAS, the Company, the Master Servicer and the Trustee have entered into the Pooling Agreement, dated as of December 21, 2000 (as in effect on the date hereof and as the same may be amended, supplemented or otherwise modified from time to time (the "Agreement");

          WHEREAS, the Agreement provides, among other things, that the Company, the Master Servicer and the Trustee may at any time and from time to time enter into supplements to the Agreement for the purpose of authorizing the issuance, by the Company, of one or more Series of Investor Certificates on behalf of the Trust, for execution and redelivery to the Trustee for authentication; and

          WHEREAS, the Company, the Master Servicer, the Trustee, PARCO, as the Series 2000-1 Initial Purchaser, and the Series 2000-1 APA Banks wish to supplement the Agreement as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          SECTION 1.01.  Definitions.  Capitalized terms used herein shall
                         -----------
unless otherwise defined or referenced herein, have the meanings assigned to such terms in Annex X attached to the Agreement which Annex X is incorporated by reference herein.

          (a) If any term, definition or provision contained or incorporated by reference herein conflicts with or is inconsistent with any term, definition or provision contained in the Agreement, the terms and provisions of this Supplement shall govern. All Article, Section, subsection, Exhibit and Schedule references herein shall mean Article, Section or subsection of or Exhibit or Schedule to this Supplement, except as otherwise provided herein.

               (b) Any reference herein to a Schedule or Exhibit to this Supplement shall be deemed to be a reference to such Schedule or Exhibit as it may be amended, modified or supplemented from time to time to the extent that such Schedule or Exhibit may be amended, modified or supplemented (or any term or provision of any Transaction Document may be amended that would have the effect of amending, modifying or supplementing information contained in such Schedule or Exhibit) in compliance with the terms of the Transaction Documents.

               (c) Any reference in this Supplement to any representation, warranty or covenant "deemed" to have been made is intended to encompass only
                      ------
representations, warranties or covenants that are expressly stated to be repeated on or as of dates following the execution and delivery of this Supplement, and no such reference shall be interpreted as a reference to any implicit, inferred, tacit or otherwise unexpressed representation, warranty or covenant.

               (d) The words "include", "includes" or "including" shall be
                              -------    --------      ---------
interpreted as if followed, in each case, by the phrase "without limitation".
                                                         ------------------

                                   ARTICLE II

           DESIGNATION OF SERIES 2000-1 VFC CERTIFICATE; PURCHASE AND
           ----------------------------------------------------------
                   SALE OF THE SERIES 2000-1 VFC CERTIFICATE
                   -----------------------------------------

          SECTION 2.01.  Designation.  The Investor Certificates and interests
                         -----------
created and authorized pursuant to the Agreement and this Supplement shall be designated respectfully as the "Series 2000-1 VFC Certificate" and the "Series
                                -----------------------------           ------
2000-1 Subordinated Interests."
------------------------------

          SECTION 2.02.  The Series 2000-1 VFC Certificate and Series 2000-1
                         ---------------------------------------------------
Subordinated Interests.
----------------------

               (a) The Series 2000-1 VFC Certificate will represent a fractional undivided interest in the Participation and security interest granted by the Company to the Trustee for the benefit of the Investor Certificateholders under the Pooling Agreement, consisting of the right of the Series 2000-1 VFC Certificateholder to receive the distributions specified herein out of (i) the Series 2000-1 Invested Percentage (expressed as a decimal) of Collections received with respect to the Receivables and all other funds on deposit in the Company Receipts Accounts and (ii) to the extent such interests appear herein, all other funds on deposit in the Series 2000-1 Concentration Subaccounts thereof (collectively, the "Series 2000-1 VFC Certificateholder Interests").
                            ---------------------------------------------

               (b) The Company will be entitled to receive, in consideration of the grant of the Participation and security interest hereunder, the payments specified herein out of the Series 2000-1 Concentration Accounts and any subaccounts thereof, in each case to the extent not required to be distributed to or for the benefit of the Series

2000-1 VFC Certificateholder (the "Series 2000-1 Subordinated Interests").  The
                                   ------------------------------------
Investor Certificateholders hereby authorize the Trustee to make the payments referred to in the preceding sentence out of the funds on deposit in the Series 2000-1 Concentration Accounts by way of consideration payable to the Company as referred to above. The Exchangeable Company Interests shall represent the exclusive beneficial ownership interest owned by the Company in the Participation Assets.

               (c) The Series 2000-1 VFC Certificate shall be substantially in the form of Exhibit A, and shall, upon issue, be executed by the Trustee (on
            ---------
behalf of the Trust and without the Trustee incurring any personal liability in respect of the Investor Certificates) and will be authenticated and redelivered by the Trustee as provided in Section 2.04 and Section 5.02 of the Agreement.
                              ------------     ------------
The Series 2000-1 VFC Certificate shall not be issued in the form of a single global certificate as provided for in Section 5.01 of the Agreement, but shall
                                      ------------
instead be issued in the form of one definitive certificate, registered in the name of the Funding Agent for the benefit of the Series 2000-1 Purchasers, from time to time, as the holder thereof. The Series 2000-1 Subordinated Interests will be uncertificated.

          SECTION 2.03.  Purchases of Interests in the Series 2000-1 VFC
                         -----------------------------------------------
Certificate and the Series 2000-1 Subordinated Interests.
--------------------------------------------------------

               (a) Initial Purchase. Subject to the terms and conditions of this
                   ----------------
Supplement, including delivery of notice, if any, required by Section 2.05, (i)
                                                              ------------
on the Series 2000-1 Issuance Date, (A) the Series 2000-1 Initial Purchaser may, in its sole discretion, purchase the Series 2000-1 VFC Certificate, in an amount equal to the Series 2000-1 Initial Invested Amount, or (B) if the Series 2000-1 Initial Purchaser shall have notified the Funding Agent that it has elected not to purchase the Series 2000-1 VFC Certificate on the Series 2000-1 Issuance Date, each Series 2000-1 APA Bank hereby severally agrees to purchase on the Series 2000-1 Issuance Date its Series 2000-1 VFC Certificate Interest, which Series 2000-1 VFC Certificate Interest of each Series 2000-1 APA Bank will be reflected on the schedule attached as Schedule I to the Series 2000-1 VFC Certificate, in an amount equal to such Series 2000-1 APA Bank's Series 2000-1 Commitment Percentage of the Series 2000-1 Initial Invested Amount and (ii) thereafter, (A) if the Series 2000-1 Initial Purchaser shall have purchased the Series 2000-1 VFC Certificate on the Series 2000-1 Issuance Date, the Series 2000-1 Initial Purchaser may, in its sole discretion, maintain the Series 2000-1 VFC Certificate, subject to increase or decrease during the Series 2000-1 Revolving Period, in accordance with the provisions of this Series 2000-1 Supplement and (B) if the Series 2000-1 APA Banks shall have purchased Series 2000-1 VFC Certificate Interest on the Series 2000-1 Issuance Date or, in any case, on or after the Series 2000-1 Purchase Date, the Series 2000-1 APA Banks hereby severally agree to maintain their respective Series 2000-1 VFC Certificate Interest subject to increase or decrease during the Series 2000-1 Revolving Period, in accordance with the provisions of this Supplement. The Company hereby agrees to maintain ownership of the Series 2000-1 Subordinated Interests, subject to increase or decrease during the Series 2000-1 Revolving Period, in accordance with the provisions of this Supplement. Payments by the Series 2000-1 Initial Purchaser in respect of the Series 2000-1 VFC Certificate or the Series 2000-1 APA Banks in respect of their Series 2000-1

VFC Certificate Interests shall be made in immediately available funds on the Series 2000-1 Issuance Date to the Funding Agent for payment to the Trust.

               (b) Subsequent Purchases.  Subject to the terms and conditions of
                   --------------------
this Supplement, each Series 2000-1 APA Bank shall be deemed to have severally agreed, by its acceptance of its Series 2000-1 VFC Certificate Interest, to maintain its Series 2000-1 VFC Certificate Interest, subject to increase or decrease during the Series 2000-1 Revolving Period, in accordance with the provisions of this Supplement and the Series 2000-1 Asset Purchase Agreement.

               (c) Maximum Series 2000-1 Purchaser Invested Amount.
                   -----------------------------------------------
Notwithstanding anything to the contrary contained in this Supplement, at no time shall the Series 2000-1 Purchaser Invested Amount (calculated without regard to clauses (d) and (e) of the definition thereof) of any Series 2000-1
          -----------     ---
APA Bank exceed such Series 2000-1 APA Bank's Series 2000-1 Commitment at such time.

          SECTION 2.04.  Delivery.  On the Series 2000-1 Issuance Date, the
                         --------
Master Servicer shall direct the Trustee in writing pursuant to Section 5.02 of
                                                                ------------
the Agreement to execute and duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate the Series 2000-1 VFC Certificate in the name of the Funding Agent and deliver such Series 2000-1 VFC Certificate to the Funding Agent for the benefit of the Series 2000-1 Initial Purchaser or the Series 2000-1 APA Banks, as the case may be, in accordance with such written directions. The Series 2000-1 VFC Certificate shall be issued in an initial amount of $1,000,000 and in integral multiples of $100,000 in excess thereof. The Trustee shall mark on its books the actual Series 2000-1 Invested Amount and Series 2000-1 Subordinated Interest Amount outstanding on any date of determination, which, absent manifest error, shall constitute prima facie evidence of the outstanding Series 2000-1 Invested Amount and Series 2000-1 Subordinated Interest Amount from time to time. The Trustee shall remit to the Company by wire transfer to the account designated by the Company the purchase price received from the Series 2000-1 Initial Purchaser.

          SECTION 2.05.  Procedure for Initial Issuance and for Increasing the
                         -----------------------------------------------------
Series 2000-1 Invested Amount.
-----------------------------

               (a) Subject to subsection 2.05(c), (i) on the Series 2000-1
                              ------------------
Issuance Date, the Series 2000-1 Initial Purchaser may agree, in its sole discretion, to purchase the Series 2000-1 VFC Certificate, and each Series 2000-1 APA Bank hereby agrees to purchase its Series 2000-1 VFC Certificate Interest in accordance with Section 2.03 and (ii) on any Business Day during the Series
                   ------------
2000-1 Commitment Period, the Series 2000-1 Initial Purchaser may agree, in it sole discretion, and each Series 2000-1 APA Bank hereby agrees that the Series 2000-1 Invested Amount may be increased by increasing each Series 2000-1 Purchaser's Series 2000-1 Purchaser Invested Amount (a "Series 2000-1
                                                        -------------
Increase"), upon the request of the Master Servicer on behalf of the Trust (each
--------
date on which an increase in the Series 2000-1 Invested Amount occurs hereunder being herein referred to as the "Series 2000-1 Increase Date" applicable to such
                                 ---------------------------
Series 2000-1 Increase); provided, however, that the Master Servicer, shall have
                         --------  -------
given the

Funding Agent (with a copy to the Trustee) irrevocable written notice (effective upon receipt), substantially in the form of Exhibit F hereto, of such request
                                            ---------
no later than (i) 1:00 p.m. New York City time, two Business Days prior to the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be, in the case of any Series 2000-1 Increase Date occurring prior to the occurrence of a PARCO Termination Event if all or a portion of the Series 2000-1 Initial Invested Amount or Series 2000-1 Increase Amount is to be allocated to a Series 2000-1 CP Tranche or (ii)(x) after the occurrence of a PARCO Termination Event or any Series 2000-1 Purchase Date if the Series 2000-1 Initial Invested Amount or Series 2000-1 Increase Amount is to be priced solely with reference to the ABR, on or prior to 12:00 noon, New York City time, on the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be, or (y) after the occurrence of a PARCO Termination Event or any Series 2000-1 Purchase Date, if all or a portion of the Series 2000-1 Initial Invested Amount or Series 2000-1 Increase Amount is to be allocated to a Series 2000-1 Eurodollar Tranche, 1:00 p.m. New York City time, three Business Days prior to the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be; provided,
                                                                       --------
further, that the provisions of this subsection shall not restrict the
-------
allocations of Collections pursuant to Article III. Such notice shall state (x)
                                       -----------
the Series 2000-1 Issuance Date or the Series 2000-1 Increase Date, as the case may be, (y) the Series 2000-1 Initial Invested Amount, or the proposed amount of such Series 2000-1 Increase (the "Series 2000-1 Increase Amount"), as the
                                     -----------------------------
case may be, and (z) on and after the occurrence of a PARCO Termination Event or any Series 2000-1 Purchase Date, what portions thereof will be allocated to a Series 2000-1 Eurodollar Tranche and the Series 2000-1 Floating Tranche. No Series 2000-1 Purchaser shall be obligated to fund any such Series 2000-1 Increase, unless concurrently with any such Series 2000-1 Increase in the Series 2000-1 Invested Amount, the Series 2000-1 Subordinated Interest Amount shall be increased by an amount, if any (the "Series 2000-1 Subordinated Interest
                                        -----------------------------------
Increase Amount"), such that after giving effect to such increase, the Series
---------------
2000-1 Adjusted Invested Amount plus the Series 2000-1 Subordinated Interest
                                ----
Amount equals the Series 2000-1 Target Receivables Amount.

          (b) If the Series 2000-1 Initial Purchaser elects not to fund any portion of a requested Series 2000-1 Increase, the Series 2000-1 Initial Purchaser shall notify the Funding Agent thereof and deliver a Sale Notice in accordance with Section 2.06 and each Series 2000-1 APA Bank shall purchase its
                ------------
Series 2000-1 Commitment Percentage of the Series 2000-1 Initial Purchaser's Series 2000-1 Purchaser Invested Amount in accordance with Section 2.06 and fund
                                                           ------------
such Series 2000-1 Increase in an amount equal to its Series 2000-1 Commitment Percentage of such Series 2000-1 Increase; provided, however, that a Series
                                           --------  --------
2000-1 APA Bank shall not be obligated to fund any portion of a Series 2000-1 Increase that would cause its Series 2000-1 Purchaser Invested Amount to exceed its Series 2000-1 Commitment.

          (c) The Series 2000-1 Purchasers shall not be required to make the initial purchase of Series 2000-1 VFC Certificate Interests on the Series 2000-1 Issuance Date or to increase their respective Series 2000-1 Purchaser Invested Amounts on any Series 2000-1 Increase Date hereunder unless:

            (i) the related aggregate Series 2000-1 Initial Invested Amount or Series 2000-1 Increase Amount is equal to $1,000,000 or an integral multiple of $100,000 in excess thereof;

            (ii) after giving effect to the Series 2000-1 Initial Invested Amount or Series 2000-1 Increase Amount, (A) the Series 2000-1 Invested Amount (calculated without regard to clauses (d) and (e) of the
                                            -----------     ---
       definition of Series 2000-1 Purchaser Invested Amount) would not exceed the Series 2000-1 Maximum Invested Amount on the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be, and (B) the Series 2000-1 Allocated Receivables Amount would not be less than the Series 2000-1 Target Receivables Amount on the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be, as set forth in the Daily Report delivered on such date;

            (iii) no Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event under the Agreement or this Supplement shall have occurred and be continuing;

            (iv) in the case of any funding by the Series 2000-1 Initial Purchaser, the Series 2000-1 Initial Purchaser shall have consented to such funding in its sole discretion and no PARCO Termination Event shall have occurred and be continuing; and

            (v) all of the representations and warranties made by each of the Company, the Master Servicer and each Originator in each Transaction Document to which it is a party are true and correct in all material respects on and as of the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be, as if made on and as of such date (except to the extent such representations and warranties are expressly made as of an other date).

   The Company's acceptance of funds in connection with (x) the Series 2000-1 Purchasers' initial purchase of the Series 2000-1 VFC Certificate on the Series 2000-1 Issuance Date and (y) each Series 2000-1 Increase occurring on any Series 2000-1 Increase Date shall, in each case, constitute a representation and warranty by the Master Servicer and the Company to the Series 2000-1 Purchasers as of the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be, that all of the conditions contained in this subsection 2.05(c) have been satisfied.
                     -----------------

       (d) After receipt by the Funding Agent of the notice required by subsection 2.05(a) from the Master Servicer on behalf of the Trust, the Funding
------------------
Agent shall, so long as the conditions set forth in subsections 2.05(a) and (c)
                                                    -------------------     ---
are satisfied, promptly provide telephonic notice (i) prior to the occurrence of a PARCO Termination

Event, to the Series 2000-1 Initial Purchaser, and (ii) on and after the occurrence of a PARCO Termination Event or in the event PARCO elects not to fund the requested Series 2000-1 Increase Amount, to each Series 2000-1 APA Bank, of the Series 2000-1 Increase Date and of the portion of the Series 2000-1 Increase Amount allocable to the Series 2000-1 Initial Purchaser and to such Series 2000-1 APA Bank (which shall equal such Series 2000-1 Initial Purchaser's Series 2000-1 Commitment Percentage of the Series 2000-1 Increase Amount). The Master Servicer shall promptly notify the Company of the Series 2000-1 Increase Date and the amount of the Series 2000-1 Subordinated Interest Increase Amount. If the Series 2000-1 Initial Purchaser elects to fund a Series 2000-1 Increase, the Series 2000-1 Initial Purchaser agrees to pay in immediately available funds the amount of such Series 2000-1 Increase on the related Series 2000-1 Increase Date to the Funding Agent for payment to the Trust for deposit in the Series 2000-1 Principal Concentration Subaccount for distribution to the Company in accordance with the terms of the Transaction Documents. On or after the occurrence of a PARCO Termination Event or in the event PARCO elects not to fund the requested Series 2000-1 Increase Amount, each Series 2000-1 APA Bank agrees to pay in immediately available funds such Series 2000-1 APA Bank's Series 2000-1 Commitment Percentage of each Series 2000-1 Increase on the related Series 2000-1 Increase Date to the Funding Agent for payment to the Trust for deposit in the Series 2000-1 Principal Concentration Subaccount for distribution to the Company in accordance with the terms of the Transaction Documents.

          SECTION 2.06.  Sale by the Series 2000-1 Initial Purchaser of its
                         --------------------------------------------------
Series 2000-1 Purchaser Invested Amount to the Series 2000-1 APA Banks.
----------------------------------------------------------------------

               (a) On any date prior to the Series 2000-1 Commitment Termination Date, the Series 2000-1 Initial Purchaser may, and on the Series 2000-1 Commitment Termination Date or upon the occurrence of a PARCO Termination Event, the Series 2000-1 Initial Purchaser shall be obligated to deliver a Sale Notice to the Funding Agent, the Company, the Master Servicer and the Trustee, to sell to the Series 2000-1 APA Banks (in accordance with their respective Series 2000-1 Commitment Percentages) and each Series 2000-1 APA Bank hereby agrees to purchase its Series 2000-1 Commitment Percentage of the Series 2000-1 Purchase Percentage of such PARCO Interest at the Series 2000-1 Purchase Price. The Series 2000-1 Purchase Amount set forth in the Sale Notice delivered by the Series 2000-1 Initial Purchaser on the Series 2000-1 Commitment Termination Date or upon the occurrence of a PARCO Termination Event shall equal 100% of the PARCO Interest. Any Sale Notice shall be delivered by the Series 2000-1 Initial Purchaser to the Funding Agent, the Company, the Master Servicer and the Trustee prior to 12:30 p.m. New York City time, on the proposed Series 2000-1 Purchase Date and shall constitute an irrevocable offer by the Series 2000-1 Initial Purchaser to sell 100% of its Series 2000-1 Purchaser Invested Amount at the Series 2000-1 Purchase Price. Any Sale Notice shall be deemed to be a representation and warranty to the parties thereto by the Series 2000-1 Initial Purchaser that no PARCO Insolvency Event shall have occurred and be continuing. Each Series 2000-1 APA Bank hereby agrees to purchase from the Series 2000-1 Initial Purchaser such Series 2000-1 APA Bank's Series 2000-1 Commitment Percentage of the Series 2000-1 Purchase Percentage of the PARCO Interest for a purchase price equal to such

Series 2000-1 APA Bank's Series 2000-1 Commitment Percentage of the Series 2000-1 Purchase Price on such Series 2000-1 Purchase Date (which date, subject to subsection 2.06(b), may be the same as the date of the Sale Notice).
------------------
Notwithstanding anything to the contrary set forth in this Supplement, no Series 2000-1 APA Bank shall have any obligation to purchase all or any portion of the PARCO Interest from the Series 2000-1 Initial Purchaser if, on such Series 2000-1 Purchase Date, any PARCO Insolvency Event shall have occurred and be continuing.

          (b) If, at or prior to 12:30 p.m. New York City time, on any Business Day, the Series 2000-1 Initial Purchaser delivers the Sale Notice to the Funding Agent specifying that the related Series 2000-1 Purchase Date shall be the same date as the date of the Sale Notice, the Funding Agent shall, by no later than 1:30 p.m. New York City time, on such Business Day, notify (by telecopy or by telephone call promptly confirmed in writing by telecopy) each Series 2000-1 APA Bank of the receipt and content of the Sale Notice. Each Series 2000-1 APA Bank shall purchase its Series 2000-1 Commitment Percentage of the Series 2000-1 Purchaser Percentage of the PARCO Interest by depositing its Series 2000-1 Commitment Percentage of the Series 2000-1 Purchase Price in immediately available funds into the account(s) specified by the Series 2000-1 Initial Purchaser in the Sale Notice no later than 3:00 p.m. New York City time on the same date as the date of such notice. If the Series 2000-1 Initial Purchaser delivers the Sale Notice to the Funding Agent after 12:30 p.m. New York City time, on any Business Day or the Series 2000-1 Initial Purchaser delivers the Sale Notice to the Funding Agent specifying that the related Series 2000-1 Purchase Date shall be a date other than the date of the Sale Notice, the Funding Agent shall promptly advise (by telecopy or by telephone call promptly confirmed in writing by telecopy) each Series 2000-1 APA Bank of the receipt and content of the Sale Notice. Notwithstanding the fact that the Series 2000-1 Purchase Date may occur on a date which is later than the date on which the Sale Notice is delivered to the Funding Agent, the several obligation of each Series 2000-1 APA Bank to make such purchase and to make payment of the amounts required to be paid by it pursuant to subsection 2.06(a) shall arise
                                      ------------------
immediately upon receipt by the Funding Agent of the Sale Notice. Upon payment of the Series 2000-1 Purchase Price as provided herein and delivery to the Trustee by the Funding Agent of the Series 2000-1 Initial Purchaser's Series 2000-1 VFC Certificate, the Trustee shall sign, on behalf of the Trust and without incurring any personal liability in respect of the Investor Certificates, and shall, upon the written direction of the Master Servicer, duly authenticate a new Series 2000-1 VFC Certificate in the name of the Funding Agent, with each Series 2000-1 APA Bank's Series 2000-1 VFC Certificate Interest equal to such Series 2000-1 APA Bank's Series 2000-1 Commitment Percentage and in the name of the Series 2000-1 Initial Purchaser in a denomination equal to the Series 2000-1 Maximum Invested Amount minus the aggregate amount of the
                                          -----
Series 2000-1 APA Banks' Series 2000-1 VFC Certificate Interests, as set forth in such written direction and shall deliver such Series 2000-1 VFC Certificate to the Series 2000-1 Initial Purchaser, if applicable, in accordance with such written direction.

          (c) If, by 3:00 p.m. New York City time, on any Series 2000-1 Purchase Date, one or more Series 2000-1 APA Banks (each, a "Series 2000-1
                                                             -------------
Defaulting APA Bank", and each Series 2000-1 APA Bank other than the Series
-------------------
2000-1 Defaulting

APA Bank being referred to as a "Series 2000-1 Non-Defaulting APA Bank") fails
                                 -------------------------------------
to make its Series 2000-1 Commitment Percentage of the Series 2000-1 Purchase Price available to the Funding Agent pursuant to subsection 2.06(b) (the
                                                 ------------------
aggregate amount not so made available to the Funding Agent being herein call the "Series 2000-1 Purchase Price Deficit"), then the Funding Agent shall, by no
     ------------------------------------
later than 3:30 p.m. New York City time, on such Series 2000-1 Purchase Date, instruct each Series 2000-1 Non-Defaulting APA Bank to pay, by no later than 4:00 p.m. New York City time on such Series 2000-1 Purchase Date, in immediately available funds, to the account designated by the Funding Agent, an amount equal to the lesser of (x) such Series 2000-1 Non-Defaulting APA Banks' proportionate share (based upon the relative Series 2000-1 Commitments of the Series 2000-1 Non-Defaulting APA Banks) of the Series 2000-1 Purchase Price Deficit and (y) such Series 2000-1 Non-Defaulting APA Bank's unused Series 2000-1 Commitment. A Series 2000-1 Defaulting APA Bank shall forthwith, upon demand, pay to the Funding Agent for the ratable benefit of the Series 2000-1 Non-Defaulting APA Banks all amounts paid by each Series 2000-1 Non-Defaulting APA Bank on behalf of such Series 2000-1 Defaulting APA Bank, together with interest thereon, for each day from the date a payment was made by a Series 2000-1 Non-Defaulting APA Bank until the date such Series 2000-1 Non-Defaulting APA Bank has been paid such amounts in full, at a rate per annum equal to the sum of the Federal Funds Effective Rate plus 2%. In addition, without prejudice to any other rights that
               ----
the Series 2000-1 Initial Purchaser may have under applicable law, each Series 2000-1 Defaulting APA Bank shall pay to the Series 2000-1 Initial Purchaser forthwith upon demand, the difference between the Series 2000-1 Defaulting APA Bank's Series 2000-1 Commitment Percentage of the Series 2000-1 Purchase Price and the amount paid with respect thereto by the Series 2000-1 Non-Defaulting APA Banks, together with interest thereon, for each day from the date of the Funding Agent's request for such Series 2000-1 Defaulting APA Bank's Series 2000-1 Commitment Percentage of the Series 2000-1 Purchase Price pursuant to subsection
                                                                      ----------
2.06(b) until the date the requisite amount is paid to the Series 2000-1 Initial
-------
Purchaser in full, at a rate per annum equal to the sum of the Federal Funds Effective Rate plus 2%.
               ----

          (d) The transfer by the Series 2000-1 Initial Purchaser of all or a portion of its rights in the Series 2000-1 VFC Certificate pursuant to this
Section 2.06 shall be without recourse or warranty, express or implied, except
------------
that the Series 2000-1 Initial Purchaser represents that such Series 2000-1 VFC Certificate is free and clear of adverse claims created by or arising as a result of claims against the Series 2000-1 Initial Purchaser. By executing and delivering a Sale Notice pursuant to subsection 2.06(a), (i) the Series 2000-1
                                     ------------------
Initial Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Series 2000-1 VFC Certificate or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Series 2000-1 VFC Certificate, or any other agreement, instrument or other document furnished pursuant thereto or in connection therewith, including without limitation any Transaction Document, and (ii) the Series 2000-1 Initial Purchaser makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Trust, the Trustee, the Master Servicer, any Originator, the Company or any Obligor (collectively, the "Transaction Parties") or the Funding Agent, or the performance or observance by
 -------------------
the

Transaction Parties of any of their respective obligations under the Series 2000-1 VFC Certificate or the Transaction Documents.

               (e) If on the related Series 2000-1 Purchase Date, there is a Series 2000-1 Loss Amount, then, in such event, each Series 2000-1 APA Bank agrees that the Funding Agent, for the benefit of the Series 2000-1 Initial Purchaser, shall immediately remit to the Series 2000-1 Initial Purchaser the Series 2000-1 Reduction Percentage of any amounts received by the Funding Agent with respect to the Series 2000-1 VFC Certificate; provided, however, that such
                                                   --------  -------
amounts shall be remitted to the Series 2000-1 Initial Purchaser only after the APA Bank Aggregate Invested Amount is zero.

          SECTION 2.07.  Procedure for Decreasing the Series 2000-1 Invested
                         ---------------------------------------------------
Amount.
------

               (a)    Subject to Section 7.04, on any Business Day during the
                                 ------------
Series 2000-1 Revolving Period or the Series 2000-1 Amortization Period (except for Distribution Dates during the Series 2000-1 Amortization Period (which shall be governed by subsection 3A.06(c)), upon the written request of the Master
               -------------------
Servicer on behalf of the Trust, the Series 2000-1 Invested Amount may be reduced (a "Series 2000-1 Decrease") by the distribution by the Trustee to the
            ----------------------
Funding Agent for the pro rata benefit of the Series 2000-1 Purchasers in
                      --------
accordance with their Series 2000-1 Purchaser Invested Amount of the funds on deposit in the Series 2000-1 Principal Concentration Subaccount on such day in an amount not to exceed the amount of such funds on deposit on such day; provided that the Master Servicer shall have given the Funding Agent and the
--------
Trustee irrevocable written notice (effective upon receipt), prior to 1:00 p.m. New York City time, (i) on the second Business Day prior to such Series 2000-1 Decrease, in the case of any Series 2000-1 Decrease occurring prior to a Series 2000-1 Purchase Date and (ii) (A) if the Series 2000-1 Decrease relates solely to a Series 2000-1 Floating Tranche, on the Business Day of such Series 2000-1 Decrease or (B) if all or any portion of the Series 2000-1 Decrease relates to a Series 2000-1 Eurodollar Tranche, on the Business Day that is three Business Days prior to such Series 2000-1 Decrease, and which notice shall state the amount of such Series 2000-1 Decrease; provided, further, that such Series
                                       --------  -------
2000-1 Decrease shall be in an amount equal to $1,000,000 and integral multiples of $100,000 in excess thereof or if the Series 2000-1 Invested Amount is less than $1,000,000 then such Series 2000-1 Decrease shall equal the Series 2000-1 Invested Amount, and; provided, further, however, that no prepayment of any
                      --------  -------  -------
Series 2000-1 Eurodollar Tranche prior to the termination of a Series 2000-1 Eurodollar Period may occur unless, concurrently with such prepayment, the Company shall have paid to the Series 2000-1 Purchasers any amounts due and payable pursuant to Section 7.04.
                    ------------

               (b) Simultaneously with any such Series 2000-1 Decrease during the Series 2000-1 Revolving Period, the Series 2000-1 Subordinated Interest Amount shall be reduced by an amount (the "Series 2000-1 Subordinated Interest
                                           -----------------------------------
Reduction Amount") such that the Series 2000-1 Subordinated Interests Amount
----------------
shall equal the Series 2000-1 Required Subordinated Amount after giving effect to such Series 2000-1 Decrease. During the Series 2000-1 Revolving Period, after the distribution described in subsection (a) above has been made, and the Series 2000-1
             --------------
Subordinated Interest Amount shall have been reduced by the Series 2000-1 Subordinated Interest Reduction Amount, a distribution shall be made to the holder of the Series 2000-1 Subordinated Interest out of remaining funds on deposit in the Series 2000-1 Principal Concentration Subaccount in an amount equal to the lesser of (x) the Series 2000-1 Subordinated Interest Reduction Amount and (y) the amount of such remaining funds on deposit in the Series 2000-1 Principal Concentration Subaccount.

               (c)    Notwithstanding Section 2.07(a) hereof, on or prior to the
                                      ---------------
maturity date of any (i) Series 2000-1 Eurodollar Tranche; (ii) Series 2000-1 Floating Tranche; (iii) Series 2000-1 CP Tranche; the Series 2000-1 Purchasers may, at their option, send written directions to the Trustee and Master Servicer requesting a decrease, in whole or in part, of the Series 2000-1 Invested Amount. On the maturity of the relevant tranches, the Trustee shall distribute to the Funding Agent for the pro rata benefit of the Series 2000-1 Purchasers
                             --- ----
in accordance with their Series 2000-1 Purchaser Invested Amount of the funds on deposit in the Series 2000-1 Principal Concentration Subaccount on such day in an amount not to exceed the lesser of (i) the amount of such funds on deposit in such subaccount; and (ii) the decrease in the Series 2000-1 Invested Amount requested by the Series 2000-1 Purchasers plus all interest and fees payable
                                          ----
with respect thereto. Notwithstanding the foregoing, the exercise of such option by the Series 2000-1 Purchasers shall not result in a reduction of the commitment of the Series 2000-1 Initial Purchaser or any of the Series 2000-1 APA Banks pursuant to Section 2.05 hereof, provided, however, that if proceeds
                                           --------  -------
are received with respect to the issuance of another series of investor certificates, the Series 2000-1 Invested Amount will be reduced by the amount of such proceeds from such issuance. To the extent the Series 2000-1 Floating Tranche, the Series 2000-1 CP Tranche or the Series 2000-1 Euro Tranche has not been fully reduced the respective Series 2000-1 Purchaser shall continue to have the benefit of the security interests created hereunder. If the Series 2000-1 Purchasers exercise their rights hereunder all Series 2000-1 Purchasers shall be paid on a pro rata basis, to the extent of such decrease, from funds on deposit in the Series 2000-1 Principal Concentration Subaccounts.

               (d) On or after the occurrence of a PARCO Termination Event or a Series 2000-1 Purchase Date, any reduction in the Series 2000-1 Invested Amount on any Business Day shall be allocated (i) first, to reduce pro rata the portion of the Series 2000-1 Invested Amount allocated to Series 2000-1 CP Tranches and the Series 2000-1 Unallocated Balance and (ii) second, to reduce the portion of the Series 2000-1 Invested Amount allocated to Series 2000-1 Eurodollar Tranches, if any, in such order as the Master Servicer and the Company may select in order to minimize costs pursuant to Section 7.04.
                                                          ------------

          SECTION 2.08.  Reductions of the Series 2000-1 Commitments.
                         -------------------------------------------

               (a) On any Distribution Date during the Series 2000-1 Revolving Period, the Master Servicer, on behalf of the Trust may, upon three Business Days prior written notice (effective upon receipt) (with copies to the Master Servicer and the Trustee), reduce or terminate the Series 2000-1 Commitments (a "Series 2000-1
                -------------

Commitment Reduction") such that in the case of a reduction, the Series 2000-1
--------------------
Aggregate Commitment Amount may only be reduced in an amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and in the case of a termination, the Series 2000-1 Aggregate Commitment Amount and the Series 2000-1 Commitments shall each be terminated in their entirety; provided that no such
                                                        --------
reduction or termination, as the case may be, shall be permitted if, after giving effect thereto and to any reduction in the Series 2000-1 Invested Amount (calculated without regard to clauses (d) and (e) of the definition of Series
                              -----------     ---
2000-1 Purchaser Invested Amount) on such date, the Series 2000-1 Invested Amount would exceed the Series 2000-1 Aggregate Commitment Amount then in effect. Each Series 2000-1 APA Bank's Series 2000-1 Commitment shall be reduced pro rata by such Series 2000-1 APA Bank's Series 2000-1 Commitment Percentage of the amount of such Series 2000-1 Commitment Reduction.

               (b) If a Series 2000-1 Early Amortization Period has commenced, the Series 2000-1 Aggregate Commitment Amount shall be reduced to 102% of the Series 2000-1 Maximum Invested Amount, from time to time, and the Series 2000-1 Maximum Invested Amount shall be reduced to the Series 2000-1 Invested Amount. Each Series 2000-1 APA Bank's Series 2000-1 Commitment shall be reduced by such Series 2000-1 APA Bank's Series 2000-1 Commitment Percentage of the amount of such reduction.

               (c) Once reduced, the portion of the Series 2000-1 Aggregate Commitment Amount so reduced may not be subsequently reinstated. Upon effectiveness of any such reduction, the Funding Agent shall prepare a revised
Schedule I of this Supplement to reflect the reduced Series 2000-1 Commitment of each Series 2000-1 APA Bank and Schedule I of this Supplement shall be deemed to be automatically superseded by such revised Schedule I. The Funding Agent shall distribute such revised Schedule I to the Company, the Master Servicer, the Trustee and each Series 2000-1 APA Bank. Concurrently therewith, the Funding Agent shall distribute a revised Annex I to the Series 2000-1 Asset Purchase Agreement to the Company, the Master Servicer, the Trustee and each Series 2000-1 APA Bank.

          SECTION 2.09.  Interest; Fees.
                         --------------

               (a) Amounts in respect of interest shall be payable on the Series 2000-1 VFC Certificate on each Distribution Date pursuant to subsection
                                                                    ----------
3A.06(a).
--------
               (b) Prior to the Series 2000-1 Amortization Period, the Series 2000-1 Purchasers shall be entitled to receive a fee with respect to each Accrual Period (or portion thereof) during the Series 2000-1 Revolving Period (the "Series 2000-1 Unused Fee") which shall accrue on each day during such
      ------------------------
Accrual Period in an amount equal to the product of (i) the Series 2000-1 Unused Fee Rate, times (ii) the excess of the Series 2000-1 Aggregate Commitment Amount
          -----
on such day over the Series 2000-1 Purchaser Invested Amount on such day. The Series 2000-1 Unused Fee shall be payable on a pro rata basis to the Series 2000-1 Purchasers if the Series 2000-1 APA Banks have funded, as part of the Series 2000-1 Monthly Interest on each Distribution Date during the Series 2000-1 Revolving Period. The Trustee shall not be liable for the payment of the Series 2000-1 Unused Fee from its own funds.

               (c) Prior to the occurrence of a PARCO Termination Event, the Series 2000-1 Initial Purchaser shall be entitled to receive a fee with respect to each Accrual Period (or portion thereof) during such period (the "Series
                                                                     ------
2000-1 Utilization Fee") which shall accrue on each day during such Accrual
----------------------
Period in an amount equal to the product of (i) the Series 2000-1 Utilization Fee Rate, times (ii) the Series 2000-1 Initial Purchaser Invested Amount on such
          -----
day. The Series 2000-1 Utilization Fee shall be payable as part of the Series 2000-1 Monthly Interest on each Distribution Date prior to the occurrence of a PARCO Termination Event. The Trustee shall not be liable for the payment of the Series 2000-1 Utilization Fee from its own funds.

               (d) Calculations of per annum rates under this Supplement shall be made on the basis of a 360 day year with respect to interest rates except with respect to interest rates based on ABR, which shall be calculated on the basis of a 365 day year. Each determination of Eurodollar Rate by the Funding Agent shall be conclusive and binding upon each of the parties hereto in the absence of manifest error.

          SECTION 2.10.  Indemnification by the Contributor and the Company.
                         --------------------------------------------------

               (a) Without limiting any other rights that the Funding Agent, PARCO or the Series 2000-1 APA Banks may have under this Supplement, the Agreement, the other Transaction Documents or under applicable law, each of the Contributor and the Company hereby agree to indemnify PARCO, the Series 2000-1 APA Banks and the Funding Agent and any of their respective agents, officers, directors, employees, and agents (each a "Series 2000-1 Indemnified Party" and
                                          -------------------------------
collectively, the "Series 2000-1 Indemnified Parties") from and against any and
                   ---------------------------------
all damages, losses, claims, liabilities, costs, penalties, judgments and expenses, including reasonable attorneys' fees and reasonable disbursements (all of the foregoing being collectively referred to as "Series 2000-1 Indemnified
                                                    -------------------------
Amounts") awarded against or incurred by any of them in connection with the
-------
entering into and performance of this Agreement or any of the Transaction Documents by any of the Series 2000-1 Indemnified Parties, excluding, however, any amounts that are finally judicially determined to have resulted from the gross negligence or willful misconduct on the part of any Series 2000-1 Indemnified Party.

               (b) In case any proceeding by any Person shall be instituted involving any Series 2000-1 Indemnified Party in respect of which indemnity may be sought pursuant to paragraph (a) of this Article II, such Series 2000-1
                      -------------         ----------
Indemnified Party shall promptly notify the Contributor and the Company and the Company and the Contributor, upon request of the Series 2000-1 Indemnified Party, shall retain counsel satisfactory to the Series 2000-1 Indemnified Party to represent the Series 2000-1 Indemnified Party and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Series 2000-1 Indemnified Party shall have the right to retain its own counsel, at the expense of the Contributor and the Company. Except as set forth herein, it is understood that neither the Company nor the

Master Servicer shall, in respect of the legal expenses of any Series 2000-1 Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such Series 2000-1 Indemnified Parties and all other parties indemnified by the Company under the Series Supplement, the Series 2000-1 Asset Purchase Agreement or any other Transaction Document. Such firm shall be designated in writing by the Trustee.

               (c) Any payments to be made by the Contributor and the Company pursuant to this Section shall be, without restriction, due and payable from the Contributor and the Company, jointly and severally, and shall with respect to amounts owing from the Company be (i) Company Subordinated Obligations, (ii) be made solely from funds available to the Company that are not required to be applied to Company Unsubordinated Obligations then due and (iii) not constitute a general recourse claim against the Company after satisfying all Company Unsubordinated Obligations then due, except to the extent that funds are available (including, but not limited to, funds available to the Company pursuant to the exercise of its right to indemnity and other payments pursuant to Sections 2.06 and 8.02 of the Origination Agreements) to the Company to make
   -------------     ----
such payments.

          SECTION 2.11.  Inability to Determine Eurodollar Rate.  If, prior to
                         --------------------------------------
the first day on which any Series 2000-1 Eurodollar Tranche commences:

                    (i) the Funding Agent shall have determined or shall have been notified (which determination or notification, in the absence of manifest error, shall be conclusive and binding upon the Company) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining a Eurodollar Rate for such Series 2000-1 Eurodollar Tranche; or

                    (ii) the Funding Agent shall have received notice from one or more Series 2000-1 APA Banks that a Eurodollar Rate determined or to be determined for such Series 2000-1 Eurodollar Tranche will not adequately and fairly reflect the cost to such Series 2000-1 APA Bank (as conclusively certified by such Series 2000-1 APA Bank(s)) of purchasing or maintaining its/their affected portions of Series 2000-1 Eurodollar Tranches during the related Settlement Period;

then, in either such event, the Funding Agent shall give telecopy or telephonic notice thereof (confirmed in writing) to the Company, the Master Servicer, the Trustee and the Series 2000-1 APA Banks as soon as practicable (but, in any event, within forty-five (45) days after such determination or notice, as applicable) thereafter. Until such notice has been withdrawn by the Funding Agent, no further Series 2000-1 Eurodollar Tranches shall be made. The Funding Agent agrees to withdraw any such notice as soon as reasonably practicable after the Funding Agent is notified of a change in circumstances which makes such notice inapplicable.

          SECTION 2.12.  FX Hedging Agreements.  The Funding Agent, on behalf of
                         ---------------------
PARCO and the APA Banks hereby assigns to the Trustee the right to enter into FX Hedging Agreements on behalf of PARCO and the APA Banks. The Trustee shall, on behalf of PARCO and the APA Banks, enter into FX Hedging Agreements for the Series 2000-1 Investor Certificates on such terms and with such FX Counterparties satisfactory to the Funding Agent. The Trustee shall provide the Funding Agent with written notice confirming the amounts, if any, to be paid by or to an FX Counterparty on each Distribution Date and any early termination date.

                                  ARTICLE III

                         ARTICLE III OF THE AGREEMENT
                         ----------------------------

          SECTION 3.01.  of the Agreement and each other section of Article III
                                                                    -----------
of the Agreement relating to another Series shall be read in its entirety as provided in the Agreement. Article III of the Agreement (except for Section
                            -----------                              -------
3.01 thereof and any portion thereof relating to another Series) shall read in
----
its entirety as follows and shall be exclusively applicable to Series 2000-1:

          SECTION 3A.02. Establishment of Series 2000-1 Concentration Accounts.
                         -----------------------------------------------------

               (a) The Trustee shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 2000-1 Purchasers, (A)(i) a Concentration Account for Pound Sterling (the "Series 2000-1 Pound Sterling Concentration Account"), (ii) a Concentration
 --------------------------------------------------
Account for Euro (the "Series 2000-1 Euro Concentration Account"), and (iii) a
                       ----------------------------------------
Concentration Account for U.S. Dollar (the "Series 2000-1 U.S. Dollar
                                            -------------------------
Concentration Account" which, together with the Series 2000-1 Pound Sterling
---------------------
Concentration Account and the Series 2000-1 Euro Concentration Account, the "Series 2000-1 Concentration Accounts"), are the Series Concentration Accounts
 ------------------------------------
with respect to Series 2000-1; (B) two subaccounts of each Series 2000-1 Concentration Account: (1) the Series 2000-1 Principal Concentration Subaccount and (2) the Series 2000-1 Non-Principal Concentration Subaccount (respectively, the "Series 2000-1 U.S. Dollar Principal Concentration Subaccount," the "Series
     ------------------------------------------------------------        ------
2000-1 Pound Sterling Principal Concentration Subaccount," and the "Series
--------------------------------------------------------
2000-1 Euro Principal Concentration Subaccount" and the "Series 2000-1 U.S.
----------------------------------------------           ------------------
Dollar Non-Principal Concentration Subaccount," the "Series 2000-1 Pound
---------------------------------------------        -------------------
Sterling Non-Principal Concentration Subaccount," and "Series 2000-1 Euro
-----------------------------------------------        ------------------
Non-Principal Concentration Subaccount", and (C) a subaccount of each of the
--------------------------------------
Series 2000-1 Non-Principal Concentration Subaccount (the "Series 2000-1 U.S.
                                                           ------------------
Dollar Accrued Interest Subaccount," the "Series 2000-1 Pound Sterling Accrued
----------------------------------        ------------------------------------
Interest Subaccount," and the "Series 2000-1 Euro Accrued Interest Subaccount");
-------------------            ----------------------------------------------
all accounts established pursuant to this subsection 3A.02(a) and listed on
                                          -------------------
Schedule II, collectively, the "Series 2000-1 Concentration Accounts"), each
                                ------------------------------------
Series 2000-1 Concentration Account to bear a designation indicating that the funds deposited therein are held for the benefit of the Series 2000-1 Purchasers. The Trustee, on behalf of the Series 2000-1 Purchasers, shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible Investments credited to, the Series 2000-1 Concentration Accounts and in all proceeds thereof. The Series 2000-1 Concentration Accounts shall be under the sole dominion and control of the Trustee for the exclusive benefit of the Series 2000-1 Purchasers (and, for each such Series 2000-1 Purchaser, to the extent) set forth above.

               (b) All Eligible Investments in the Series 2000-1 Concentration Accounts shall be held by the Trustee, on behalf of the Holders, for the benefit of the Series 2000-1 Purchasers.

               (c) On any Business Day on which the Trust receives monies from the issuance of a Series of Certificates, the Trustee shall deposit such amounts as the Master Servicer shall direct in the relevant Series 2000-1 Principal Subaccount.

               (d) On any Business Day, the Company may deposit funds to the subaccount of the General Reserve Account relating to Series 2000-1. At the request of the Company, on any Business Day the Trustee shall release any funds on deposit to the Company so long and to the extent that the Series 2000-1 Target Receivables Amount is at least equal to the sum of the Series 2000-1 Adjusted Invested Amount for such day and the Series 2000-1 Required Subordinated Amount for such day after giving effect to such release.

               (e) On any Business Day, the Master Servicer may, in accordance with Section 2.6 of the Servicing Agreement deposit Servicer Advances into the appropriate currency Series 2000-1 Principal Concentration Subaccount.

          SECTION 3A.02.  Daily Allocations.
                          -----------------

               (a) The portion of the Aggregate Daily Collections allocated to Series 2000-1 pursuant to Article III of the Agreement shall be allocated as
                             -----------
set forth in this Article III by the Trustee based solely on the information
                  -----------
provided it by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the internal operating procedures memorandum):

                      (i) during the Series 2000-1 Amortization Period, if any amounts are owed to any Person on account of Servicing Fees incurred in respect of the performance of its responsibilities as Successor Master Servicer, an amount equal to the product of (a) the amount so owed to such Successor Master Servicer and (b) a fraction, the numerator of which shall be equal to the Series 2000-1 Invested Amount as of the end of the immediately preceding Accrual Period and the denominator of which shall be equal to the Aggregate Invested Amount as of the end of the immediately preceding Accrual Period shall be transferred from

               (1) firstly, from the Series 2000-1 U.S. Dollar Concentration Subaccount to the Series 2000-1 U.S. Dollar Non-Principal Concentration Subaccount, and then, to the extent that the funds on deposit in the Series 2000-1 US Dollar Concentration Subaccount are insufficient, (2) from the Series 2000-1 Pound Sterling Concentration Subaccount to the Series 2000-1 Pound Sterling Non-Principal Concentration Subaccount, and lastly, (3) from the Series 2000-1 Euro Concentration Subaccount to the Series 2000-1 Euro Non-Principal Concentration Subaccount;

                    (ii) on each Business Day, following the transfers pursuant to clause (i) above, an amount equal to the Series
                           ----------
               2000-1 Accrued Expense Amount for such day (or, during the Series 2000-1 Revolving Period, such greater amount as the Master Servicer may request in writing) shall be transferred (1) from the Series 2000-1 U.S. Dollar Concentration Subaccount to the Series 2000-1 U.S. Dollar Non-Principal Concentration Subaccount and then, to the extent that the funds on deposit in the Series 2000-1 U.S. Dollar Concentration Subaccount are insufficient, (2) from the Series 2000-1 Pound Sterling Concentration Subaccount to the Series 2000-1 Pound Sterling Non-Principal Concentration Subaccount, and lastly, (3) from the Series 2000-1 Euro Concentration Subaccount to the Series 2000-1 Euro Non-Principal Concentration Subaccount; provided that (A) on the tenth
                                         --------
               Business Day of each Accrual Period (and each Business Day thereafter, if necessary, until the full amount of any positive Series 2000-1 Accrued Expense Adjustment is transferred), (B) on the day of any Series 2000-1 Increase (and each Business Day thereafter, if necessary, until the full amount of any positive Series 2000-1 Accrued Expense Adjustment is transferred), (C) on the day of any Series 2000-1 Decrease and (D) on the last Business Day of each Accrual Period, an amount equal to the Series 2000-1 Accrued Expense Adjustment shall, if such adjustment is a positive amount, be transferred from the relevant Series 2000-1 Concentration Subaccount to the relevant Series 2000-1 Non-Principal Concentration Subaccount in the same order of priority as indicated under (1) (2) and (3) above, or if such adjustment is a negative amount, be transferred from the relevant Series 2000-1 Non-Principal Concentration Subaccount to the Series 2000-1 Concentration Subaccount (or deducted from the transfer in respect of the Series 2000-1 Accrued Expense Amount for such day);

                    (iii) on each Business Day (including Distribution Dates), following the transfers pursuant to clauses (i) and (ii) above, any remaining funds on deposit in the Series 2000-1 Concentration Subaccounts shall be transferred by the Trustee to the relevant Series 2000-1 Principal Concentration Subaccounts.

                       (b) (i) On each Business Day during the Series 2000-1 Revolving Period (including Distribution Dates), after giving effect to (x) all allocations of Aggregate Daily Collections referred to in subparagraphs (a)(i), (a)(ii)
                                                  --------------------  -------
                       and (a)(iii) on such Business Day and (y) any deposit
                           --------
                       resulting from a Series 2000-1 Increase, if any, pursuant to subsection 2.05(d) on such Business Day, amounts on
                          ------------------
                       deposit in the Series 2000-1 Principal Concentration Subaccounts (including any amounts transferred thereto pursuant to subsection 3A.03(c)(i) of any Supplement)
                                   ----------------------
                       shall be distributed by the Trustee not later than 2:30 p.m. London time (but only to the extent that the Trustee has received a Daily Report which reflects the receipt of the Aggregate Daily Collections on deposit therein not later than 12:30 p.m. London time, upon which Daily Report the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the internal operating procedures memorandum), (A) first, to pay Series 2000-1 Excess Program Costs; provided that
                                                               --------
                       such costs shall be first paid from (1) the Series 2000-1 U.S. Dollar Principal Concentration Subaccount and then, to the extent that the funds on deposit in the Series 2000-1 U.S. Dollar Principal Concentration Subaccount are insufficient, from (2) the Series 2000-1 Pound Sterling Principal Concentration Subaccount, and lastly from (3) the Series 2000-1 Euro Principal Concentration Subaccount and (B) second, to distribute to the account designated by the Master Servicer an amount equal to the Outstanding Amount Advanced, if any, from the applicable Series 2000-1 Principal Concentration Subaccount corresponding to the Approved Currency in which the Master Servicer has made the Servicer Advance; (C) third, any remaining balances in the Series 2000-1 Principal Concentration Subaccounts shall be transferred to the relevant Company Receipts Accounts in accordance with directions contained in the Daily Report or to such accounts or such Persons as the Master Servicer may direct in writing (which directions may consist of standing instructions provided by the Company that shall remain in effect until changed by the Company in writing); provided that such distribution
                                            --------
                       shall be made only if no Series 2000-1 Early Amortization Event, or Potential Series 2000-1 Early Amortization Event set forth in Section 5.01 of this Series 2000-1
                                          ------------
                       Supplement or Section 7.1 of the Agreement has occurred
                       and is continuing; provided, further, that if the Company
                                          --------  -------
                       (or the Master Servicer on behalf of the Company) shall
                       have given the Funding Agent and the Trustee irrevocable written notice (effective upon receipt) (x) at least two Business Days prior to such day, in the case of any notice given prior to a PARCO Termination Event with respect to a Series 2000-1 CP Tranche, (y) on such day, in the case of any notice given on or after a PARCO Termination Event or a Series 2000-1 Purchase Date with respect to the Series 2000-1 Floating Tranche, or (z) at least three Business Days prior to such day, in the case of any notice given on or after a PARCO Termination Event or a Series 2000-1 Purchase Date with respect to the Series 2000-1 Eurodollar Tranche, the Master Servicer may instruct the Trustee in writing (specifying the related amount) to withdraw all or a portion of such amounts on deposit in the Series 2000-1 U.S. Dollar Principal Concentration Subaccount (including any amounts transferred thereto pursuant to subsection 3A.03(c)(i) of
                                                       ----------------------
                       any Supplement) and apply such withdrawn amounts toward the reduction of the Series 2000-1 Invested Amount and the Series 2000-1 Subordinated Interest Amount in accordance with Section 2.06. To the extent that funds
                                       ------------
                       on deposit in the Series 2000-1 U.S. Dollar Principal Concentration Subaccount are insufficient to reduce the Series 2000-1 Invested Amount and the Series 2000-1 Subordinated Interest Amount, the Trustee shall withdraw funds on deposit in the Series 2000-1 Pound Sterling Principal Concentration Subaccount and second from the Series 2000-1 Euro Principal Concentration Subaccount to satisfy any such deficiencies.

                            (ii) On each Business Day during the Series 2000-1 Amortization Period (including Distribution Dates), funds deposited in the Series 2000-1 Principal Concentration Subaccounts shall be invested in Eligible Investments that mature on or prior to the Business Day immediately preceding the next Distribution Date and shall be distributed on such Distribution Date in accordance with subsection 3A.05(c). Except as set forth in subsection
                       -------------------                          ----------
                       3A.05(c), no amounts on deposit in any Series 2000-1
                       --------
                       Principal Concentration Subaccount shall be distributed by the Trustee to the Company or the owner of the Series 2000-1 Subordinated Interests during the Series 2000-1 Amortization Period (other than amounts on deposit which represent Collections received on Ineligible Receivables and Excluded Receivables, where with respect to Collections received for Ineligible Receivables, such Collections may be released if a payment has been made by the Company in respect of such Ineligible Receivables in accordance with Section 2.05 of the Pooling Agreement
                                       ------------
                       and/or (as the case may be) the Exchangeable Company Interests have been reduced in accordance therewith and the Trustee has received all relevant payments from the Company in connection with the foregoing.

                      (c) On each Business Day, an amount equal to the Series 2000-1 Daily Interest Deposit for such day shall be transferred by the Trustee, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the internal operating procedures memorandum), from

(1) firstly, the Series 2000-1 U.S. Dollar Non-Principal Concentration Subaccount to the Series 2000-1 U.S. Dollar Accrued Interest Subaccount, and then, to the extent that funds on deposit in the Series 2000-1 U.S. Dollar Non-Principal Concentration Subaccount are insufficient, (2) from the Series 2000-1 Pound Sterling Non-Principal Concentration Subaccount to the Series 2000-1 Pound Sterling Accrued Interest Subaccount and (3) from the Series 2000-1 Euro Non-Principal Concentration Subaccount to the Series 2000-1 Euro Accrued Interest Subaccount.

               (d)  The allocations to be made pursuant to this Section 3A.03
                                                                -------------
are subject to the provisions of Sections 2.05, 2.07, 7.02, 9.01 and 9.04 of the
                                 -------------  ----  ----  ----     ----
Agreement.

          SECTION 3A.03.  Determination of Interest.
                          -------------------------

               (a) (iv) The amount of interest distributable with respect to the Series 2000-1 VFC Certificate with respect to interest ("Series 2000-1 Monthly Interest Distribution") on each
                 -------------------------------------------
               Distribution Date shall be the aggregate amount of Series 2000-1 Daily Interest Expense accrued during the immediately preceding Accrual Period ending on such Distribution Date.

                    (v) Following any change in the amount of any Series 2000-1 Eurodollar Tranche, Series 2000-1 CP Tranche or Series 2000-1 Floating Tranche during an Accrual Period, the Series 2000-1 Monthly Interest shall be calculated with respect to such changed amount for the number of days in the Accrual Period during which such changed amount is outstanding.

                    (vi) If the Series 2000-1 Certificate Rate changes during any Accrual Period, the Master Servicer shall amend the Monthly Settlement Report to reflect the adjustment in the Series 2000-1 Monthly Interest for such Accrual Period caused by such change and any consequent adjustments and the Master Servicer shall also provide written notification to the Trustee of any such change in the Series 2000-1 Certificate Rate. Any amendment to the Monthly Settlement Report pursuant to this subsection 3A.04(a)(iii) shall
                                                  ------------------------
               be completed by 1:00 p.m. London time, on the next Settlement Report Date.

               (b) On each Distribution Date, the Master Servicer shall determine the excess, if any (the "Series 2000-1 Interest Shortfall"), of (i)
                                   --------------------------------
the aggregate Series 2000-1 Monthly Interest Distribution for the Accrual Period ending on such Distribution Date over (ii) the sum of (A) the amount that will be available to be distributed to the Series 2000-1 Purchasers on such Distribution Date in respect thereof pursuant to Section 3A.02 and (B) the
                                                 -------------
amount of any Servicer Advances made by the Master Servicer pursuant to Section
2.06 of the Servicing Agreement and Section 3A.01(e) hereof. If the Series 2000-
                                    ----------------
1 Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Series 2000-1 Additional Interest")
                       ---------------------------------
equal to the product of (A) the number of days until such Series 2000-1 Interest Shortfall shall be repaid divided by 365 (or 366, as the case may be), (B) the
                          ----------
ABR plus 2.0% and (C) such Series 2000-1 Interest Shortfall (or the portion
    ----
thereof that has not been paid to the Series 2000-1 Purchasers) shall be payable as provided herein with respect to the Series 2000-1 VFC Certificate on each Distribution Date following such Distribution Date to but excluding the Distribution Date on which such Series 2000-1 Interest Shortfall is paid to the Series 2000-1 VFC Certificateholder.

               (c) On any Business Day, the Master Servicer on behalf of the Company may, subject to subsection 3A.04(e), elect to allocate all or any
                        -------------------
portion of the Series 2000-1 Available Pricing Amount (i) prior to a PARCO Termination Event, to Commercial Paper commencing on such Business Day by giving the Funding Agent irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by the Funding Agent prior to 1:00 p.m. New York City time, two Business Days prior to such Business Day or (provided that the selection of Series 2000-1 CP Tranches in respect of which
 --------
shall be at the sole discretion of the Funding Agent) or (ii) on or after the occurrence of a PARCO Termination Event or a Series 2000-1 Purchase Date, to one or more Series 2000-1 Eurodollar Tranches with Eurodollar Periods commencing on such Business Day by giving the Funding Agent irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by the Funding Agent prior to 1:00 p.m. New York City time, three Business Days prior to such Business Day. Such notice shall specify (A) the applicable Business Day,
(B) the Series 2000-1 Available Pricing Amount that shall be allocable to Commercial Paper, if any, and (C) the Series 2000-1 Eurodollar Period and the portion of the Series 2000-1 Available Pricing Amount being allocated to each Series 2000-1 Eurodollar Tranche, if any. On or after any Series 2000-1 Purchase Date, the Funding Agent shall notify each Series 2000-1 APA Bank of the contents of each such notice promptly upon receipt thereof.

               (d) Any reduction in the Series 2000-1 Invested Amount on any Business Day shall be allocated in the following order of priority:

                    first, to reduce pro rata the portion of the Series
                    -----
          2000-1 Invested Amount allocated to Series 2000-1 CP Tranches and the Series 2000-1 Unallocated Balance, as appropriate; and

                    second, to reduce the portion of the Series 2000-1 Invested
                    ------
          Amount allocated to Series 2000-1 Eurodollar Tranches in such order as the Company may select in order to minimize interest expenses and costs payable pursuant to Section 7.04.
                                    ------------

               (e)  Notwithstanding anything to the contrary contained in this
Section 3A.04, (i) prior to a PARCO Termination Event, if the Series 2000-1
-------------
Initial Purchaser has a Series 2000-1 Purchaser Invested Amount, the Series 2000-1 Initial Purchaser shall approve the portion of the Series 2000-1 Invested Amount allocated to Commercial Paper and (ii) on and after the occurrence of a PARCO Termination Event or any Series 2000-1 Purchase Date, if the Series 2000-1 APA Banks have a Series 2000-1

Purchaser Invested Amount, (A) the portion of the Series 2000-1 allocable to each Series 2000-1 Eurodollar Tranche must be in an amount equal to $500,000 or an integral multiple of $500,000 in excess thereof, (B) no more than five Series 2000-1 Eurodollar Tranches shall be outstanding at any one time, (C) after the occurrence and during the continuance of any Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event, the Funding Agent may choose to allocate any portion of the Series 2000-1 Available Pricing Amount to a Series 2000-1 Eurodollar Tranche or Series 2000-1 Floating Rate Tranche and
(D) after the end of the Series 2000-1 Revolving Period, the Company (or the Master Servicer on behalf of the Company) may not select any Series 2000-1 Eurodollar Period that does not end on or prior to the next succeeding Distribution Date.

          SECTION 3A.04.  Determination of Series 2000-1 Monthly Principal.
                          ------------------------------------------------

               (a) Payments of Series 2000-1 Principal.  The amount (the "Series
                   -----------------------------------                    ------
2000-1 Monthly Principal Payment") distributable from the Series 2000-1
--------------------------------
Principal Concentration Subaccounts on each Distribution Date during the Series 2000-1 Amortization Period shall be equal to the amount on deposit in such account on the immediately preceding Settlement Report Date; provided, however,
                                                             --------  -------
that the Series 2000-1 Monthly Principal Payment on any Distribution Date shall not exceed the Series 2000-1 Invested Amount on such Distribution Date after giving effect to the reductions and increases pursuant to paragraphs (b) and (c)
                                                          --------------     ---
below. Further, on any other Business Day during the Series 2000-1 Amortization Period, funds may be distributed from the Series 2000-1 Principal Concentration Subaccounts to the Series 2000-1 VFC Certificateholder in accordance with
Section 2.07 of this Supplement.
------------

               (b)  Reductions to Series 2000-1 Principal.  If, on any Special
                    -------------------------------------
Allocation Settlement Report Date, the Series 2000-1 Allocable Charged-Off Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with the written directions of the Master Servicer upon which the Trustee may conclusively rely) make the following applications of such amounts in the following order of priority:

                    (i) the Series 2000-1 Required Subordinated Amount shall be reduced (but not below zero) by an amount equal to the Series 2000-1 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied);

                    (ii) then, to the extent that the Series 2000-1 Allocable Charged-Off Amount is greater than zero following the application in clause (i) above, the Series 2000-1 Invested Amount shall be
                  ----------
               reduced (but not below zero) by such remaining Series 2000-1 Allocable Charged-Off Amount (which shall also be reduced by the amount so applied) and shall be allocated to the Series 2000-1 Purchaser Invested Amounts on a pro rata basis.
                                               --------

               (c)  Increases to Series 2000-1 Principal.  If, on any Special
                    ------------------------------------
Allocation Settlement Report Date, the Series 2000-1 Allocable Recoveries Amount is
greater than zero for the related Settlement Period, the Trustee shall (in accordance with written directions from the Master Servicer upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the internal operating procedures memorandum) make the following applications (after giving effect to the applications in paragraph (b)
                                                                   -------------
of such amount in the following order of priority):

                    (i) the Series 2000-1 Invested Amount shall be increased (but only to the extent of any previous reductions of the Series 2000-1 Invested Amount pursuant to subsection 3A.05(b)(ii)) by
                                                  -----------------------
               the amount of the Series 2000-1 Allocable Recoveries Amount (which shall also be reduced by the amount so applied) and shall be allocated to the Series 2000-1 Purchaser Invested Amounts on a pro rata basis;
               --- ----

then, to the extent that the Series 2000-1 Allocable Recoveries Amount is greater than zero following the applications in clause (i) above, the Series
                                                ----------
2000-1 Required Subordinated Amount shall be increased (but only to the extent of any previous reductions of the Series 2000-1 Required Subordinated Amount pursuant to subsection 3A.05(b)(i)) by such remaining Series 2000-1 Allocable
            ----------------------
Recoveries Amount (which shall also be reduced by the amount so applied).

          SECTION 3A.05.  Applications.
                          ------------

               (a)  (i)   The Trustee shall distribute to the Paying Agent,
               based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the internal operating procedures memorandum), on each Distribution Date, (1) first from amounts on deposit in the Series 2000-1 Principal Concentration Subaccount; provided however, that if funds on deposit in the Series 2000-1
               -------- -------
               Principal Concentration Subaccount are insufficient, (2) from amounts on deposit in the Series 2000-1 Pound Sterling Accrued Interest Subaccount; and (3) from amounts on deposit in the Series 2000-1 Euro Accrued Interest Subaccount, an amount equal to the Series 2000-1 Monthly Interest Distribution payable on such Distribution Date (such amount, the "Series 2000-1
                                                         -------------
               Monthly Interest Payment"), plus the amount of any Series 2000-1
               ------------------------    ----
               Monthly Interest Payment previously due but not distributed to the Series 2000-1 Purchasers on a prior Distribution Date, plus
                                                                          ----
               the amount of any Series 2000-1 Additional Interest for such Distribution Date and any Series 2000-1 Additional Interest previously due but not distributed to the Series 2000-1 Purchasers on a prior Distribution Date; provided that the Series
                                                        --------
               2000-1 Monthly Interest Payment will be reduced by distributions made pursuant to clause (ii).
                                -----------

                    (ii) On any day during an Accrual Period, the Funding Agent may request the Trustee to distribute to the Funding Agent, an amount sufficient to pay the discount component of Commercial Paper notes issued by PARCO and maturing on such day to fund the Series 2000-1 Invested Amount from (1) the Series 2000-1 U.S. Dollar Accrued Interest Subaccount; provided, however, that if
                                                   --------  -------
               funds on deposit in the Series 2000-1 U.S. Dollar Accrued Interest Subaccount are insufficient (2) the Series 2000-1 Pound Sterling Accrued Interest Subaccount; and (3) the Series 2000-1 Euro Accrued Interest Subaccount, amounts sufficient to cover any such deficiencies.

               (b) On each Distribution Date, the Trustee shall, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the internal operating procedures memorandum), apply funds on deposit in the Series 2000-1 Non-Principal Concentration Subaccounts in the following order of priority to the extent funds are available:

                    (i) an amount equal to the Series 2000-1 Monthly Servicing Fee for the Accrual Period ending on such Distribution Date shall be withdrawn from (1) the Series 2000-1 U.S. Dollar Non-Principal Concentration Subaccount by the Trustee and paid to the Master Servicer (less any amounts payable to the Trustee pursuant to
                         ----
               Section 8.05 of the Agreement, which shall be paid to the
               ------------
               Trustee); provided, however, that to the extent funds on deposit
                         --------  -------
               in the Series 2000-1 U.S. Dollar Non-Principal Concentration Subaccount are insufficient to pay the Master Servicer, then the Trustee shall withdraw funds, from (2) the Series 2000-1 Pound Sterling Non-Principal Concentration Subaccount and from (3) the Series 2000-1 Euro Non-Principal Concentration Subaccount to the extent necessary to pay any such deficiencies; and

                    (ii) an amount equal to any Series 2000-1 Program Costs due and payable shall be withdrawn by the Trustee and paid to the Persons owed such amounts from (1) the Series 2000-1 U.S. Dollar Non-Principal Concentration Subaccount; provided, however, that to the extent funds on deposit in the Series 2000-1 U.S. Dollar Non-Principal Concentration Subaccount are insufficient to pay any amounts payable hereunder, then (2) the Series 2000-1 Pound Sterling Non-Principal Concentration Subaccount and lastly, from
               (3) the Series 2000-1 Euro Non-Principal Concentration Subaccount to the extent necessary to pay any such deficiencies;

Any remaining amounts on deposit in the Series 2000-1 Non-Principal Concentration Subaccounts (in excess of the Series 2000-1 Accrued Expense Amount as of such day)
not allocated pursuant to clauses (i) and (ii) above shall be paid to the holder
                          -----------     ----
of the Series 2000-1 Subordinated Interests; provided, however, that during the
                                             --------  -------
Series 2000-1 Amortization Period, such remaining amounts shall be deposited in the relevant Series 2000-1 Principal Concentration Subaccount for distribution in accordance with subsection 3A.06(c).
                   -------------------

               (c) During the Series 2000-1 Amortization Period, the Trustee shall, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the internal operating procedures memorandum), apply, on each Distribution Date, amounts on deposit in the Series 2000-1 Principal Concentration Subaccounts in the following order of priority:

                    (i) an amount equal to the Outstanding Amount Advanced, if any, shall be distributed from the applicable Series 2000-1 Principal Subaccount corresponding to the Approved Currency in which the Master Servicer has made the Servicer Advance to the account designated by the Master Servicer;

                    (ii) an amount equal to the Series 2000-1 Monthly Principal Payment for such Distribution Date shall be distributed from (1) the Series 2000-1 U.S. Dollar Principal Concentration Subaccount to the Paying Agent, on behalf of the Series 2000-1 Purchasers, in reduction of the Series 2000-1 Invested Amount; provided, however, that to the extent that funds on deposit in
               --------  -------
               the Series 2000-1 U.S. Dollar Principal Concentration Subaccount are insufficient to pay any amounts due hereunder the Trustee shall withdraw funds on deposit in (2) the Series 2000-1 Pound Sterling Principal Concentration Subaccount and (3) the Series 2000-1 Euro Principal Concentration Subaccount to satisfy any such deficiencies;

                    (iii) if, following the payment in full of all amounts set forth in clause (i) above, any amounts are owed to the
                        ----------
               Trustee or the Series 2000-1 Purchasers, such amounts shall be transferred from (1) the Series 2000-1 U.S. Dollar Principal Concentration Subaccount to pay the Trustee or the Paying Agent, on behalf of the Series 2000-1 Purchasers; provided, however,
                                                          --------  -------
               that to the extent funds on deposit in the Series 2000-1 U.S. Dollar Principal Concentration Subaccount are insufficient to pay such amounts due hereunder such amounts shall be transferred, from (2) the Series 2000-1 Pound Sterling Principal Concentration Subaccount, and from (3) the Series 2000-1 Euro Principal Concentration Subaccount to satisfy any such deficiencies; and

                    (iv) following the payment in full of all amounts set forth in clauses (i) and (ii) above, the remaining amount on
                        -----------     ----
               deposit
               in the Series 2000-1 Principal Concentration Subaccounts on such Distribution Date, if any, shall be distributed to the holder of the Series 2000-1 Subordinated Interests.

                                  ARTICLE IV

                           DISTRIBUTIONS AND REPORTS
                           -------------------------

          Article IV of the Agreement (except for any portion thereof relating
          ----------
to another Series) shall read in its entirety as follows and the following shall be exclusively applicable to the Series 2000-1 VFC Certificate issued pursuant to this Supplement:

          SECTION 4A.01.  Distributions.
                          -------------

               (a) On each Distribution Date, the Trustee shall distribute to each Funding Agent from the account indicated in Article III the aggregate
                                                 -----------
amount to be distributed to all Series 2000-1 Purchasers pursuant to Article
                                                                     -------
III. The Funding Agent shall distribute to each Series 2000-1 Purchaser its pro
---                                                                         ---
rata share of such amounts based upon each Series 2000-1 Purchaser's Series
----
2000-1 Commitment Percentage.

               (b) All allocations and distributions hereunder shall be in accordance with the Daily Report and the Monthly Settlement Report and shall be made in accordance with the provisions of Section 11.04 and subject to
                                          -------------
subsection 3.01(g) of the Agreement.
------------------

          SECTION 4A.02.  Daily Reports.  The Master Servicer shall provide the
                          -------------
Funding Agent, the Trustee and the Liquidation Servicer with a Daily Report in accordance with Section 4.01 of the Servicing Agreement and substantially in the form of Exhibit D to this Supplement. The Funding Agent shall make copies of
        ---------
the Daily Report available to the Series 2000-1 Purchasers at its reasonable request at the Funding Agent's office in The City of New York.

          SECTION 4A.03.  Reports and Notices.
                          -------------------

               (a)  Monthly Settlement.  On each Settlement Report Date, the
                    ------------------
Master Servicer shall deliver to the Trustee, the Funding Agent and the Liquidation Servicer a Monthly Settlement Report in the Form of Exhibit E to
                                                                ---------
this Supplement setting forth, among other things, the Series 2000-1 Loss Reserve Ratio, the Series 2000-1 Dilution Reserve Ratio, the Series 2000-1 Minimum Ratio, the Series 2000-1 Ratio, the Series 2000-1 Carrying Cost Reserve Ratio, the Series 2000-1 Servicing Reserve Ratio, the Series 2000-1 Monthly Interest, the Series 2000-1 Additional Interest, the Series 2000-1 Monthly Servicing Fee, the Series 2000-1 Monthly Principal Payment, the Servicer Advances made by the Master Servicer during the related Settlement Period, and Outstanding Amount Advanced as of the end of the related Settlement Period, each as recalculated for the period until the next succeeding Settlement Report Date. The Funding Agent shall forward a copy of each Monthly Settlement Report to any Series 2000-1 Purchaser upon request by such Series 2000-1 Purchaser.

               (b)  Annual Certificateholders' Tax Statement.  On or before
                    ----------------------------------------
January 31 of each calendar year (or such earlier date as required by applicable law), beginning with calendar year 2001, the Master Servicer on behalf of the Trustee shall furnish, or cause to be furnished, to each Person who at any time during the preceding calendar year was a Series 2000-1 Purchaser, a statement prepared by the Master Servicer containing the aggregate amount distributed to such Person for such preceding calendar year or the applicable portion thereof during which such Person was a Series 2000-1 Purchaser, together with such other information as is required to be provided by an issuer of indebtedness under the Code and such other customary information as the Master Servicer deems necessary to enable the Series 2000-1 Purchasers to prepare their tax returns. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall have been provided by the Trustee, the Funding Agent or the Master Servicer pursuant to any requirements of the Code as from time to time in effect. The Trustee shall be under no
                                                         -----
obligation to prepare tax returns for the Trust.

               (c)  Series 2000-1 Early Amortization Event/Distribution of
                    ------------------------------------------------------
Principal Notices.  Upon obtaining actual knowledge of the occurrence of a
-----------------
Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event, the Company or the Master Servicer, as the case may be, shall give prompt written notice thereof to the Trustee and the Funding Agent. As promptly as reasonably practicable after its receipt of notice of the occurrence of a Series 2000-1 Early Amortization Event, the Trustee shall give notice (i) to each Series 2000-1 Rating Agency (which notice shall be given, by telephone or otherwise, not later than the second Business Day after such receipt) and (ii) to the Funding Agent, who in turn shall give notice to each Series 2000-1 Purchaser. In addition, on the Business Day preceding each day on which a distribution of principal is to be made during the Series 2000-1 Amortization Period, the Master Servicer shall direct the Funding Agent to send notice to each Series 2000-1 Purchaser, which notice shall set forth the amount of principal to be distributed on the related date to each Series 2000-1 Purchaser with respect to the outstanding Series 2000-1 VFC Certificate.

                                   ARTICLE V

              ADDITIONAL SERIES 2000-1 EARLY AMORTIZATION EVENTS
              --------------------------------------------------

          SECTION 5.01.  Additional Series 2000-1 Early Amortization Events.  If
                         --------------------------------------------------
any one of the events specified in Section 7.01 of the Agreement (after any
                                   ------------
grace periods or consents applicable thereto) or any one of the following events (each, a "Series 2000-1 Early Amortization Event"), after grace periods or
          --------------------------------------
consents applicable thereto, shall occur during the Series 2000-1 Revolving
Period:

               (a) (i) failure on the part of the Master Servicer to direct any payment or deposit to be made, or failure of any payment or deposit to be made, in respect of amounts owing on the Series 2000-1 VFC Certificate in respect of Series 2000-1 Daily Interest Expense (or amounts derived therefrom) or the Series 2000-1 Unused Fee or Series 2000-1 Utilization Fee on the date such interest or Series 2000-1

Unused Fee or Series 2000-1 Utilization Fee is due, (ii) failure on the part of the Master Servicer to direct any payment or deposit to be made in respect of any other amount owing on the Series 2000-1 VFC Certificate on the date such amount is due or (iii) failure on the part of the Master Servicer to direct any payment or deposit to be made, or of the Company to make any payment or deposit in respect of any other amounts owing by the Company, under any Pooling and Servicing Agreement to or for the benefit of the Series 2000-1 Purchasers within two (2) Business Days of the date such amount is due or such deposit is required to be made; provided, however, that such failure is not directly attributable
            --------  -------
to a Trustee Force Majeure Delay;

               (b) failure on the part of the Company duly to observe or perform in any material respect any covenant or agreement of the Company set forth in any Pooling and Servicing Agreement (including each covenant contained in Sections 2.07 and 2.08 of the Agreement) that continues unremedied ten (10)
   -------------     ----
Business Days after the earlier of (i) the date on which a Responsible Officer of the Company or a Responsible Officer of the Master Servicer has knowledge of such failure and (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Funding Agent or Series 2000-1 Purchasers evidencing 25% or more of the Series 2000-1 Invested Amount;

               (c) any representation or warranty made or deemed made by the Company in any Pooling and Servicing Agreement to or for the benefit of the Series 2000-1 Purchasers shall prove to have been incorrect in any material respect when made or when deemed made that continues to be incorrect ten (10) Business Days after the earlier of (i) the date on which a Responsible Officer of the Company or a Responsible Officer of the Master Servicer has knowledge of such failure and (ii) the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee or to the Company and the Trustee by the Funding Agent or Series 2000-1 Purchasers evidencing 25% or more of the Series 2000-1 Invested Amount and as a result of such incorrectness, the interests, rights or remedies of the Series 2000-1 Purchasers have been materially and adversely affected;

               (d) a Master Servicer Default shall have occurred and be continuing;

               (e) a Program Termination Event shall have occurred and be continuing with respect to any Originator; provided, however, that the Funding
                                           --------  -------
Agent may waive any such event in its sole discretion;

               (f) any of the Agreement, the Servicing Agreement, this Supplement or the Origination Agreements shall cease, for any reason, to be in full force and effect, or the Company, the Master Servicer, an Originator or any Affiliate of any of the foregoing, shall so assert in writing;

               (g) the Trust shall for any reason cease to have a continuing first priority perfected security interest in any or all of the Participation Amounts and the

Participation Assets related thereto (subject to no other Liens other than any Permitted Liens) or any of the Master Servicer, the Company, an Originator or any Affiliate of any of the foregoing, shall so assert;

               (h) a Federal tax notice of a Lien, in an amount equal to or greater than $100,000, shall have been filed against the Company or the Trust unless there shall have been delivered to the Trustee and the Series 2000-1 Rating Agencies proof of release of such Lien;

               (i) a notice of a Lien shall have been filed by the PBGC against the Company or the Trust under Section 412(n) of the Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412(n) of the Code or Section 302(f) of ERISA applies unless there shall have been delivered to the Trustee and the Series 2000-1 Rating Agencies proof of the release of such Lien;

               (j) the Series 2000-1 Percentage Factor exceeds the Series 2000-1 Maximum Percentage Factor unless the Company reduces the Series 2000-1 Invested Amount or increases the balance of the Eligible Receivables within five
(5) Business Days so as to reduce the Series 2000-1 Percentage Factor to less than or equal to 100%;

               (k) the average Dilution Ratio for the three (3) preceding Settlement Periods exceeds 2.5%;

               (l) the average Aged Receivables Ratio for the three (3) preceding Settlement Periods exceeds 2.0%;

               (m) the average Delinquency Ratio for the three (3) preceding Settlement Periods exceeds 7.0%;

               (n) the Servicer Guarantor or any of its Subsidiaries shall default in the observance or performance of any agreement or condition relating to any of its outstanding Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause such Indebtedness to become due prior to its stated maturity; provided, however, that no Series 2000-1 Early Amortization Event
          -------   -------
shall be deemed to occur under this paragraph unless the aggregate amount of Indebtedness in respect of which any default or other event or condition referred to in this paragraph shall have occurred shall be equal to at least $20,000,000;

               (o) any action, suit, investigation or proceeding at law or in equity (including, without limitation, injunctions, writs or restraining orders) shall be brought or commenced or filed by or before any arbitrator, court or Governmental Authority against the Company or the Master Servicer or any properties, revenues or rights of any thereof which could reasonably be expected to have a Material Adverse Effect;

               (p) one or more judgments or decrees shall be entered against the Servicer Guarantor or the Company involving in the aggregate a liability (not paid or fully covered by insurance) of (i) with respect to the Servicer Guarantor, $20,000,000 or (ii) with respect to the Company, $25,000 or more and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; and

               (q) Notwithstanding Sections 2.08(r) and 6.03 of the Agreement, a merger or transaction involving the Contributor, the Company or an Originator, whereby it is not the surviving entity unless (A) such merger or transaction does not, in the reasonable opinion of the Funding Agent, have a Material Adverse Affect with respect to it and (B) legal opinions in form and substance satisfactory to the Funding Agent and satisfying the Rating Agency Condition are delivered to the Funding Agent.

then, in the case of (x) any event described in Section 7.01 of the Agreement or
                                                ------------
in clauses (f), (g), (k), (j) above, automatically without any notice or action
   -----------  ---  ---  ---
on the part of the Trustee or Series 2000-1 Purchasers, an Early Amortization Period shall immediately commence or (y) any other event described above, after
                                     ---
the applicable grace period (if any) set forth in the applicable subsection, the Trustee may, and at the written direction of the Series 2000-1 Majority Purchasers shall, by written notice then given to the Company and the Master Servicer, declare that an Early Amortization Period has commenced as of the date of such notice with respect to Series 2000-1 (any such period under clause (x)
                                                                    ----------
or (y) above, a "Series 2000-1 Early Amortization Period"); provided that a
   ---           ---------------------------------------    --------
default by the Company in the payment of a Subordinated Loan shall not constitute a Series 2000-1 Early Amortization Event hereunder. Upon the occurrence of a Series 2000-1 Early Amortization Event or a Potential Series 2000-1 Early Amortization Event, the Funding Agent may, or shall at the written direction of the Series 2000-1 Majority Purchasers, direct each Obligor to make all payments with respect to Receivables directly to the relevant currency account established by the Trustee pursuant to Section 3.01(a) of the Agreement. Notwithstanding the foregoing, the Company, at its option, may deliver U.S. Dollars to the Trustee in an amount sufficient to cure any Early Amortization Event that is capable of being cured by such delivery of U.S. Dollars. Any cash so delivered to the Trustee shall be in the form of a subordinated loan made by the Company to the Trust and shall be subject to the provisions of Section 11.16
                                                                   -------------
hereof.

                                  ARTICLE VI

                                 SERVICING FEE
                                 -------------

          SECTION 6.01.  Servicing Compensation.  A monthly servicing fee (the
                         ----------------------
"Series 2000-1 Monthly Servicing Fee") shall be payable to the Master Servicer
 -----------------------------------
on each Distribution Date for the preceding Settlement Period, in an amount equal to the product of (a) the Servicing Fee and (b) a fraction, the numerator of which shall be equal to the Series 2000-1 Invested Amount as of the end of the preceding Settlement Period and the denominator of which shall be equal to the sum of (1) the Series 2000-1 Aggregate Commitment Amount and (2) the sum of the Invested Amounts for all other Outstanding Series, each calculated as of the end of such preceding Settlement Period. To the extent that funds on deposit in the Series 2000-1 Non-Principal Concentration Subaccounts at any such date are insufficient to pay the Series 2000-1 Monthly Servicing Fee due on such date as set forth in the Monthly Settlement Report delivered by the Master Servicer to the Trustee, the Trustee shall so notify the Master Servicer and the Company, and the Company will be obligated to immediately pay the Master Servicer the amount of any such deficiency, provided
                                                                       --------
that any payments to be made by the Company pursuant to this Section shall (i) be Company Subordinated Obligations, (ii) be made solely from funds available to the Company that are not required to be applied to Company Unsubordinated Obligations then due and (iii) not constitute a general recourse claim against the Company but only a claim against the Company, to the extent of funds available to the Company after satisfying all Company Unsubordinated Obligations then due.

                                  ARTICLE VII

                            CHANGE IN CIRCUMSTANCES
                            -----------------------

          SECTION 7.01.  Illegality.  Notwithstanding any other provision
                         ----------
herein, if, after the Series 2000-1 Issuance Date, or with respect to any Person becoming a Series 2000-1 Purchaser or a Series 2000-1 APA Bank subsequent to the Series 2000-1 Issuance Date, after the new date such Person became a Series 2000-1 Purchaser or a Series 2000-1 APA Bank, as applicable (the "Series 2000-1
                                                                  -------------
Acquisition Date"), the adoption of or any change in any Requirement of Law or
----------------
in the interpretation or administration thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Series 2000-1 Purchaser or Series 2000-1 APA Bank to make or maintain its portion of the Series 2000-1 VFC Certificateholder's Interest in any Series 2000-1 Eurodollar Tranche and such Series 2000-1 Purchaser or Series 2000-1 APA Bank, as applicable, shall provide written notice to the Funding Agent, the Trustee, the Master Servicer and the Company, then effective upon the commencement of the next Series 2000-1 Eurodollar Period, or immediately if it shall be unlawful for such Series 2000-1 Purchaser or Series 2000-1 APA Bank to make or maintain its portion of the Series 2000-1 VFC Certificateholder's Interest in any Series 2000-1 Eurodollar Tranche to the end of the applicable Series 2000-1 Eurodollar Period, Series 2000-1 Daily Interest Expense in respect of the portion of each Series 2000-1 Eurodollar Tranche applicable to such Series 2000-1 Purchaser or Series 2000-1 APA Bank shall until the foregoing notice is withdrawn by such Series 2000-1 Purchaser or Series 2000-1 APA Bank be calculated by reference to the ABR (such calculation shall be performed by the Funding Agent and in the absence of manifest error shall be binding and conclusive). If any such change in the method of calculating the Series 2000-1 Daily Interest Expense occurs on a day which is not the last day of the Series 2000-1 Eurodollar Period with respect to any Series 2000-1 Eurodollar Tranche, the Company shall pay to the Funding Agent for the account of such Series 2000-1 Purchaser or Series 2000-1 APA Bank the amounts, if any, as may be required pursuant to Section 7.04.
            ------------

          SECTION 7.02.  Requirements of Law.
                         -------------------

               (a) Notwithstanding any other provision herein, if after the Series 2000-1 Issuance Date the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Series 2000-1 Purchaser or Series 2000-1 APA Bank with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made (i) as to any Series 2000-1 Purchaser or Series 2000-1 APA Bank that is a Series 2000-1 Purchaser or Series 2000-1 APA Bank on the date hereof, subsequent to the date hereof or (ii) as to any Series 2000-1 Purchaser or Series 2000-1 APA Bank that becomes a Series 2000-1 Purchaser or Series 2000-1 APA Bank after the date hereof, subsequent to the Series 2000-1 Acquisition Date:

                    (i) shall change the basis of taxation of payments to any such Series 2000-1 Purchaser or Series 2000-1 APA Bank in respect of the Transaction Documents; and

                    (ii) shall impose, modify or deem applicable any reserve,
               special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Series 2000-1 Purchaser or Series 2000-1 APA Bank which is not otherwise included in the determination of the Eurodollar Rate;

and the result of any of the foregoing is to increase the cost to such Series 2000-1 Purchaser or Series 2000-1 APA Bank by an amount which such Series 2000-1 Purchaser or Series 2000-1 APA Bank deems in its reasonable judgment to be material, of making, converting into, continuing or maintaining Series 2000-1 Eurodollar Tranches or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Company will pay to such Series 2000-1 Purchaser or Series 2000-1 APA Bank upon demand such additional amount or amounts as will compensate such Series 2000-1 Purchaser or Series 2000-1 APA Bank for such additional costs incurred or reduced amount receivable other than amounts with respect to Taxes for which the Company is held harmless pursuant to
Section 7.03 and without duplication of any amounts for which the Company is
------------
obligated to make payment under Section 7.03.
                                ------------

               (b) If any Series 2000-1 Purchaser which is a depository institution or trust company subject to supervision and examination by federal, state or foreign banking or depository institution authorities or Series 2000-1 APA Bank (i) that is a Series 2000-1 Purchaser or Series 2000-1 APA Bank on the date hereof shall have determined that the adoption after the Series 2000-1 Issuance Date of or any change after the Series 2000-1 Issuance Date or (ii) that becomes a Series 2000-1 Purchaser or Series 2000-1 APA Bank after the date hereof shall have determined that the adoption after the Series 2000-1 Acquisition Date of or any change after the Series 2000-1 Acquisition Date, in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Series 2000-1 Purchaser or Series 2000-1 APA Bank or any corporation controlling such Series 2000-1 Purchaser or Series 2000-1 APA Bank with any request or directive regarding capital adequacy (with respect to any Series 2000-1 Purchaser which is a banking institution) (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Series 2000-1 Purchaser's, such Series 2000-1 APA Bank's or such corporation's capital (with respect to any Series 2000-1 Purchaser which is a banking institution) as a consequence of its obligations hereunder or under the Transaction Documents to a level below that which such Series 2000-1 Purchaser, such Series 2000-1 APA Bank or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Series 2000-1 Purchaser's, such Series 2000-1 APA Bank's or such corporation's Credit and Collection Policies with respect to capital adequacy) by an amount deemed by such Series 2000-1 Purchaser or Series 2000-1 APA Bank in its reasonable judgment to be material, then from time to time, the Company will promptly pay to such Series 2000-1 Purchaser or Series 2000-1 APA Bank such additional amount or amounts as will compensate such Series 2000-1 Purchaser or Series 2000-1 APA Bank for such reduction suffered.

               (c) Any payments to be made by the Company pursuant to this Section shall (i) be Company Subordinated Obligations, (ii) be made solely from funds available to the Company that are not required to be applied to Company Unsubordinated Obligations then due and (iii) until the date that is one year and one day after payment in full of the Company Unsubordinated Obligations, not constitute a general recourse claim against the Company after satisfying all Company Unsubordinated Obligations then due at any time during the period of one year and one day following the date on which all Company Unsubordinated Obligations have been paid in full, except to the extent that funds are available (including, but not limited to, funds available to the Company pursuant to the exercise of its right to indemnity and other payments pursuant to Sections 2.06 and 8.02 of the Origination Agreements) to the Company to make such payments.

               (d) If any Series 2000-1 Purchaser or Series 2000-1 APA Bank becomes entitled to claim any additional amounts pursuant to subsection (a) or
                                                             --------------
(b) above, it shall promptly notify the Master Servicer and the Company (with a
---
copy to the Funding Agent) of the event by reason of which it has become so entitled. A certificate setting forth (i) any additional amounts payable pursuant to this subsection and (ii) a reasonably detailed explanation of the calculation of such amount or amounts submitted by such Series 2000-1 Purchaser or Series 2000-1 APA Bank to the Company (with a copy to the Funding Agent) shall be conclusive in the absence of manifest error. The agreements in this Section shall survive the termination of this Supplement and the Agreement and the payment of all amounts payable hereunder.

               (e)   Failure or delay on the part of any Series 2000-1
Purchaser or Series 2000-1 APA Bank to demand compensation pursuant to this
Section 7.02 shall not constitute a waiver of such Series 2000-1 Purchaser's or
------------
Series 2000-1 APA Bank's right to demand such compensation; provided that the
                                                            --------
Company will not be required to compensate a Series 2000-1 Purchaser or Series 2000-1 APA Bank pursuant to this Section 7.02 for any increased costs or
                                 ------------
reductions incurred more than 270 days prior to the date that such Series 2000-1 Purchaser or Series 2000-1 APA Bank notifies the Company of the change in any Requirement of Law giving rise to such increase costs or reductions and of such Series 2000-1 Purchaser's or Series 2000-1 APA Bank's intention to claim compensation therefor; provided, further, that, if the change in any Requirement
                       --------  -------
of Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 7.03.  Taxes.
                         -----

               (a) All payments made by the Company under this Supplement shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes, excluding Taxes imposed (i) on the net income or franchise taxes imposed on the net income (or in lieu of net income) of the Funding Agent, any Series 2000-1 Purchaser or any Series 2000-1 APA Bank by (A) the United States or any political subdivision or taxing authority thereof or therein, (B) any jurisdiction under the laws of which the Funding Agent, such Series 2000-1 Purchaser, such Series 2000-1 APA Bank or such lending office is organized or in which its lending office is located, managed or controlled or in which its principal office is located or any political subdivision or taxing authority thereof or therein, and (ii) for any Series 2000-1 Purchaser or Series 2000-1 APA Bank that is not organized under the laws of the United States of America or a State thereof, any United States withholding tax to the extent existing on the Series 2000-1 Issuance Date (the Taxes referred to in the foregoing clauses (i) and (ii) individually or collectively being called "Series
          -----------     ----                                            ------

2000-1 Excluded Taxes" and any and all other Taxes, collectively or
---------------------
individually, being called "Series 2000-1 Non-Excluded Taxes").  Subject to
                            ---------------------------------
Section 7.03(b), if any such Series 2000-1 Non-Excluded Taxes are required to be withheld from any amounts payable to the Funding Agent or any Series 2000-1 Purchaser or Series 2000-1 APA Bank hereunder, the amounts so payable to the Funding Agent or such Series 2000-1 Purchaser or Series 2000-1 APA Bank shall be increased to the extent necessary so that after all required deductions have been made in respect of Series 2000-1 Non-Excluded Taxes (including deductions applicable to additional sums payable under this Section 7.03(a)) to such
                                                 ---------------
Funding Agent, such Series 2000-1 Purchaser or such Series 2000-1 APA Banks, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made. Whenever any Series 2000-1 Non-Excluded Taxes are payable by the Company, as promptly as possible thereafter, the Company shall send to the Funding Agent for its own account or for the account of such Series 2000-1 Purchaser or Series 2000-1 APA Bank, as the case may be, a certified copy of any original official receipt received by the Company showing payment thereof or any other proof reasonably acceptable to the Funding Agent. In addition, the Company agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or similar charges or similar levies that arise from any payment made under the Agreement, this Supplement or the Series 2000-1 VFC Certificate or from the execution or delivery of, or otherwise with respect to, the Agreement, this Supplement, or the Series 2000-1 VFC Certificate which, for the avoidance of doubt, shall exclude any Stamp Duty imposed by the United Kingdom in respect of transfers, contributions, assignments and conveyances of the Receivables or any Receivables Assets as contemplated under any of the Transaction Documents (collectively, "Series 2000-1 Other Taxes").
                                                 -------------------------
The Company agrees to indemnify each of the Funding Agent, the Series 2000-1 Purchasers and the Series 2000-1 APA Bank for the full amount of any Series 2000-1 Non-Excluded Taxes and Series 2000-1 Other Taxes paid by the Funding Agent or any Series 2000-1 Purchaser or any Series 2000-1 APA Bank (as the case may

be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto other than any penalties, interest or expense to the extent arising from the failure of the Funding Agent, such Series 2000-1 Purchaser or Series 2000-1 APA Bank to pay such Taxes or Series 2000-1 Other Taxes on a timely basis. The Funding Agent shall provide immediate notice to the Company after receipt of a demand for payment of Series 2000-1 Non-Excluded Taxes and Series 2000-1 Other Taxes. If the Company fails to pay any Series 2000-1 Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Funding Agent the required receipts or any other proof reasonably acceptable to the Funding Agent, the Company will indemnify the Funding Agent, the Series 2000-1 Purchasers and the Series 2000-1 APA Banks for any incremental taxes, interest or penalties that may become payable by the Funding Agent or any Series 2000-1 Purchaser or any Series 2000-1 APA Bank as a result of any such failure. The agreements in this subsection shall survive the termination of this Supplement and the repayment of the Series 2000-1 Invested Amount and all other amounts payable hereunder.

               (b) Each Series 2000-1 Purchaser and each Series 2000-1 APA Bank that is not incorporated under the laws of the United States of America or a State thereof or the District of Columbia shall:

                     (i) deliver to the Master Servicer, the Company, the Trustee and the Funding Agent two duly completed copies of United States Internal Revenue Service Form W-8ECI, W-8BEN or W-8IMY, or successor applicable form, as the case may be;

                     (ii) deliver to the Master Servicer, the Company, the Trustee and the Funding Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company, the Trustee or the Funding Agent; and

                     (iii) obtain such extensions of time for filing and
               complete such forms or certifications as may reasonably be requested by the Company, the Trustee or the Funding Agent;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Series 2000-1 Purchaser or Series 2000-1 APA Bank from duly completing and delivering any such form with respect to it and such Series 2000-1 Purchaser or Series 2000-1 APA Bank so advises the Company and the Funding Agent. Each Series 2000-1 Purchaser or Series 2000-1 APA Bank shall certify to the Company, the Trustee and the Funding Agent at the time it first becomes a Series 2000-1 Purchaser or Series 2000-1 APA Bank, and thereafter to the extent provided by law, (i) all such forms are true and complete, (ii) that it is entitled to receive payments under this Agreement without, or at a reduced rate of, withholding of any United States federal income taxes and (iii) that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Series 2000-1 Purchaser, a Series 2000-1 APA Bank or a Series 2000-1 Participant pursuant to Section 11.10 shall, upon the
                                                -------------
effectiveness of the related transfer, be required to provide to the Company, the Trustee, the Master Servicer and the Funding Agent all of the forms and statements required pursuant to this subsection, provided that in the case of a
                                                 --------
Series 2000-1 Participant such Series 2000-1 Participant shall furnish all such required forms and statements to the Series 2000-1 Purchaser or Series 2000-1 APA Bank from which the related participation shall have been purchased. If the Company or the Trustee has not received the forms set forth in Section
                                                               -------
7.03(b)(i) hereof, the Company or the Trustee shall withhold taxes from such
----------
payment at the applicable statutory rate and shall not be obliged to make increased payments under Section 7.03(a) hereof until such forms or other
                         ---------------
documents are delivered. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 7.03, the Company agrees to
                                            ------------
pay additional amounts and to indemnify each of the Funding Agent, any Series 2000-1 Purchaser or any Series 2000-2 APA Bank in the manner set forth in
Section 7.03(a) (without regard to the identity of the jurisdiction requiring
---------------
deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Series 2000-1 Issuance Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

          SECTION 7.04.  Indemnity.  The Contributor and the Company jointly and
                         ---------
severally agree to indemnify each Series 2000-1 Purchaser and each Series 2000-1 APA Bank and to hold each Series 2000-1 Purchaser and each Series 2000-1 APA Bank harmless from any loss or expense which such Series 2000-1 Purchaser or Series 2000-1 APA Bank may sustain or incur as a consequence of (a default by the Company in making a borrowing of, conversion into or continuation of a Series 2000-1 Eurodollar Tranche after the Company has given irrevocable notice requesting the same in accordance with the provisions of this Supplement, or (b) default by the Company in making a decrease in the Series 2000-1 Eurodollar Tranche in connection with a Series 2000-1 Decrease after the Company has given irrevocable notice thereof in accordance with the provisions of Section 2.07 of
                                                                ------------
this Supplement or (c) the making of a decrease of a Series 2000-1 Eurodollar Tranche prior to the termination of the Series 2000-1 Eurodollar Period for such Series 2000-1 Eurodollar Tranche. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the Series 2000-1 Eurodollar Period (or in the case of a failure to borrow, convert or continue, the Series 2000-1 Eurodollar Period that would have commenced on the date of such prepayment or of such failure) in each case at the applicable rate of interest for such Series 2000-1 Eurodollar Tranche provided for herein (excluding, however, the Series 2000-1 Applicable Margin included therein, if any) over (ii) the amount of
                                                   ----
interest (as reasonably determined by such Series 2000-1 Purchaser or Series 2000-1 APA Bank) which would have accrued to such Series 2000-1 Purchaser or Series 2000-1 APA Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market; provided that any payments made by the Contributor or the Company pursuant to
--------
this Section shall be, without exception, due and payable from the Company and with respect to amounts owing from the Company any amounts paid pursuant hereto shall be Company Subordinated Obligations. This covenant shall survive the termination of this Supplement and the payment of all amounts payable hereunder. A certificate of a Series 2000-1 Purchaser or Series 2000-1 APA Bank setting forth (i) any amount that such Series 2000-1 Purchaser or Series 2000-1 APA Bank is entitled to receive pursuant to this Section 7.04 and (ii) a reasonably
                                        ------------
detailed explanation of the calculation of such amount by the affected Series 2000-1 Purchaser or Series 2000-1 APA Bank, as the case may be, shall be delivered to the Company and the Master Servicer and shall be conclusive absent manifest error.

          SECTION 7.05.  Assignment of Series 2000-1 Commitments Under Certain
                         -----------------------------------------------------
Circumstances; Duty to Mitigate.
-------------------------------

               (a)  If (i) any Series 2000-1 Purchaser or Series 2000-1 APA Bank
delivers a notice described in Section 7.02 or (ii) the Company is required to
                               ------------
pay any additional amount or indemnification payment to any Series 2000-1 Purchaser or Series 2000-1 APA Bank pursuant to Section 7.03, the Company may,
                                                ------------
at its sole expense and effort (including with respect to the processing and recordation fee referred to in subsection 11.10(b)), upon notice to such Series
                               -------------------
2000-1 Purchaser or Series 2000-1 APA Bank and the Funding Agent, require such Series 2000-1 Purchaser or Series 2000-1 APA Bank to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 11.10), all of its interests, rights and obligations under this
   -------------
Supplement to an assignee that shall assume such assigned obligations pursuant to the execution and delivery, by such assignee, of a Series 2000-1 Commitment Transfer Supplement in the form attached hereto as Exhibit B (which assignee may
                                                   ---------
be another Series 2000-1 Purchaser or Series 2000-1 APA Bank, as applicable, if another Series 2000-1 Purchaser or Series 2000-1 APA Bank accepts such assignment); provided that (A) such assignment shall not conflict with any law,
             --------
rule or regulation or order of any court or other Governmental Authority having jurisdiction, (B) the Company will have received the prior written consent of the Funding Agent, and (C) the Company or its assignee shall have paid to the affected Series 2000-1 Purchaser or Series 2000-1 APA Bank in immediately available funds an amount equal to the sum of the principal of, and interest accrued to the date of such payment on, the outstanding Series 2000-1 VFC Certificate Interests of such Series 2000-1 Purchaser or Series 2000-1 APA Bank plus all fees and other amounts accrued for the account of such Series 2000-1
----
Purchaser or Series 2000-1 APA Bank hereunder (including any amounts under Sections 7.02, 7.03 and 7.04); and provided, further, that, if prior to any such
-------------  ----     ----       --------  -------
transfer and assignment the circumstances or event that resulted in such Series 2000-1 Purchaser's or Series 2000-1 APA Bank's notice under Section 7.02 or the
                                                            ------------
amounts paid pursuant to Section 7.03, as the case may be, cease to cause such
                         ------------
Series 2000-1 Purchaser or Series 2000-1 APA Bank to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 7.02, or cease to result
                                               ------------
in amounts being payable under Section 7.03, as the case may be (including as a
                               ------------
result of any action taken by such Series 2000-1 Purchaser or Series

2000-1 APA Bank pursuant to subsection 7.05(b) below), or if such Series 2000-1
                            ------------------
Purchaser or Series 2000-1 APA Bank shall withdraw its notice under Section 7.02
                                                                    ------------
or shall waive its right to further payments under Section 7.03 in respect of
                                                   ------------
such circumstances or event, as the case may be, then such Series 2000-1 Purchaser or Series 2000-1 APA Bank shall not thereafter be required to make any such transfer and assignment hereunder.

          (b) If (i) any Series 2000-1 Purchaser or Series 2000-1 APA Bank delivers a notice described in Section 7.02 or (ii) the Company is required to
                               ------------
pay any additional amount to any Series 2000-1 Purchaser or Series 2000-1 APA Bank pursuant to Section 7.03, then such Series 2000-1 Purchaser or Series 2000-
                 ------------
1 APA Bank shall use reasonable efforts (which shall not require such Series 2000-1 Purchaser or Series 2000-1 APA Bank to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal Credit and Collection Policies or legal or regulatory restrictions or suffer any disadvantage or burden reasonably deemed by it to be significant) (A) to file any certificate or document reasonably requested in writing by the Company or (B) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would enable it to withdraw its notice pursuant to Section 7.02 or
                                                              ------------
would reduce amounts payable pursuant to Section 7.03, as the case may be, in
                                         ------------
the future. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Series 2000-1 Purchaser or Series 2000-1 APA Bank in connection with any such filing or assignment, delegation and transfer.

          SECTION 7.06.  Limitation.  The obligations of the Company under this
                         ----------
Article VII shall be limited, inter alia, by Section 11.13.
-----------                                  -------------

                                 ARTICLE VIII

                          COVENANTS; REPRESENTATIONS
                          --------------------------
                                AND WARRANTIES
                                --------------

          SECTION 8.01.  Representations and Warranties of the Company and the
                         -----------------------------------------------------
Master Servicer.
---------------

          (a) The Company and the Master Servicer each hereby represents and warrants to the Trustee, the Funding Agent and each of the Series 2000-1 Purchasers and the Series 2000-1 APA Banks that each and every of their respective representations and warranties contained in the Agreement and the Servicing Agreement is true and correct as of the Series 2000-1 Issuance Date and as of the date hereof and as of the date of each Series 2000-1 Increase.

          (b) The Company hereby represents and warrants to the Trustee and the Trust, for the benefit of the Holders, on each Receivables Contribution Date that since the Effective Date, no material adverse change has occurred in the overall rate of collection of the Receivables.

          SECTION 8.02.  Covenants of the Company and the Master Servicer.  Each
                         ------------------------------------------------
of the Company (solely with respect to clauses (a), (c), (d), (e) and (f) below)
                                       -----------  ---  ---  ---     ---
and the Master Servicer hereby agrees, in addition to its obligations under the Agreement and the Servicing Agreement, that:

               (a) it shall not terminate the Agreement unless in compliance with the terms of the Agreement and the Supplements relating to each Outstanding Series;

               (b) within 60 days of the date hereof, the Master Servicer will have taken all actions reasonably requested by the Liquidation Servicer in connection with, and to ensure completion of, each of the Master Servicer Site Review and the review of the Master Servicer's Standby Liquidation System;

               (c) it shall observe in all material respects each and every of its respective covenants (both affirmative and negative) contained in the Agreement, the Servicing Agreement, this Supplement and all other Transaction Documents to which it is a party;

               (d) it shall afford the Funding Agent or any representative of the Funding Agent access to all records relating to the Receivables at any reasonable time during regular business hours, upon reasonable prior notice (and without prior notice if a Series 2000-1 Early Amortization Event has occurred), for purposes of inspection and shall permit the Funding Agent or the Trustee or any representative of the Funding Agent to visit any of its offices or properties during regular business hours and as often as may reasonably be requested, subject to its normal security and confidentiality requirements and to discuss its business, operations, properties, financial and other conditions with its officers and employees and with its Independent Public Accountants;

               (e) it shall not take any action, nor shall it permit any Originator to take any action, requiring the satisfaction of the Rating Agency Condition pursuant to any Transaction Document without the prior written consent of the Series 2000-1 Majority Purchasers; and

               (f) it shall cooperate in good faith to allow the Trustee and the Liquidation Servicer to use its available facilities and expertise upon a Master Servicer termination or default.

          SECTION 8.03.  Negative Covenant of the Company and the Master
                         -----------------------------------------------
Servicer.
--------

               (a) The Company will not make any Restricted Payment while Series 2000-1 is an Outstanding Series, except (i) from amounts distributed to it (x) in respect of the Exchangeable Company Interests, provided that on the
                                                         --------
date any such Restricted Payment is made, the Company is in compliance with its payment obligations under Section 2.05 of the Agreement, (y) pursuant to
                          ------------
subsection 3A.03(b) or (z) in respect of payments received by the Company from
-------------------
the Trust in consideration for the Participation granted in the Receivables contributed from time to time to the Company by the Contributor pursuant to the Contribution Agreement and Section 2.08(l) of
                                                           ---------------
the Agreement; (ii) in compliance with all terms of the Transaction Documents and (iii) such Restricted Payment is made in accordance with all corporate and legal formalities applicable to the Company; provided that no Restricted Payment
                                             --------
shall be made if a Series 2000-1 Early Amortization Event has occurred and is continuing (or would occur as a result of making such Restricted Payment).

               (b) The Master Servicer hereby agrees that it shall observe each and all of its covenants (both affirmative and negative) contained in each Pooling and Servicing Agreement in all material respects and that it shall:

                    (i) provide to the Funding Agent (i) no later than 45 days after the Series 2000-1 Issuance Date and (ii) in the case of an addition of an Originator, prior to the related Originator Addition Date, evidence that each Originator maintains disaster recovery systems and back-up computer and other information management systems that are reasonably satisfactory to the Funding Agent and the Liquidation Servicer;

                    (ii) provide to the Funding Agent, simultaneously with delivery to the Trustee or the Series 2000-1 Rating Agencies, all reports, notices, certificates, statements and other documents required to be delivered to the Trustee or the Series 2000-1 Rating Agencies pursuant to the Agreement, the Servicing Agreement and the other Transaction Documents and furnish to the Funding Agent promptly after receipt thereof a copy of each material notice, material demand or other material communication (excluding routine communications) received by or on behalf of the Company or the Master Servicer with respect to the Transaction Documents; and

                    (iii) provide notice to the Funding Agent of the appointment of a Successor Master Servicer pursuant to Section 6.02 of the
                                                          ------------
               Servicing Agreement.

          SECTION 8.04.  Obligations Unaffected.  The obligations of the Company
                         ----------------------
and the Master Servicer to the Funding Agent, the Series 2000-1 Purchasers and the Series 2000-1 APA Banks under this Supplement shall not be affected by reason of any invalidity, illegality or irregularity of any of the Receivables or any sale of any of the Receivables.

                                  ARTICLE IX

                             CONDITIONS PRECEDENT
                             --------------------

          SECTION 9.01.  Conditions Precedent to Effectiveness of Supplement.
                         ---------------------------------------------------
This Supplement will become effective on the date on which the following conditions precedent have been satisfied:

               (a)  Transaction Documents. The Funding Agent shall have received
                    ---------------------
an original copy for itself and photocopies for each Series 2000-1 Purchaser and each Series 2000-1 APA Bank, each executed and delivered in form and substance satisfactory to the Funding Agent, of (i) the Agreement executed by a duly authorized officer of each of the Company, the Master Servicer, the Servicer Guarantor and the Trustee, (ii) this Supplement executed by a duly authorized officer or authorized representative of each of the Company, the Master Servicer, each Originator, the Trustee, the Funding Agent, the Series 2000-1 Initial Purchaser and the Series 2000-1 APA Banks and (iii) the other Transaction Documents duly executed by the parties thereto.

               (b)  Corporate Documents; Corporate Proceedings of the Company,
                    ----------------------------------------------------------
each Originator and the Master Servicer.  The Funding Agent shall have received,
---------------------------------------
with a copy for each Series 2000-1 Purchaser and each Series 2000-1 APA Bank, from the Company and each Originator, complete copies of:

                    (i) a copy of the Certificate of Formation or incorporation, or its equivalent, including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State, if applicable, or other appropriate authority of the jurisdiction of incorporation, as the case may be, and a certificate of compliance, of status or of good standing (or other similar certificate, if any), as and to the extent applicable, of each such Person as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;

                    (ii) a certificate of a Responsible Officer of such Person dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the constituent documents of such Person in effect as of the Effective Date, (B) that attached thereto is a true and complete copy of duly adopted resolutions (or, if applicable unanimous consents), of the Board of Directors or managing members or general partners of such Person or committees thereof authorizing the execution, delivery and performance of the transactions contemplated by the Transaction Documents, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect on the Effective Date, (C) that the certificate of incorporation or formation of such Person has not been amended since the last amendment thereto shown on the certificate of the Secretary of

               State or other appropriate authority of the jurisdiction of incorporation of such Person furnished pursuant to clause (i)
                                                                  ----------
               above and (D) as to the incumbency and specimen signature of each director, officer or manager executing any Transaction Document to which such Person is a party or any other document delivered in connection herewith or therewith on behalf of such Person; and

                    (iii) a certificate of another Responsible Officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to clause (ii) above.
                                                     -----------

               (c)  Good Standing Certificates.  The Funding Agent shall have
                    --------------------------
received copies of certificates of compliance, of status or of good standing (or similar certificate, if any), dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, with respect to such Person in each jurisdiction where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of such Person.

               (d)  Consents, Licenses, Approvals, Etc.  The Funding Agent shall
                    ----------------------------------
have received, with a photocopy for each Series 2000-1 Purchaser and each Series 2000-1 APA Bank, certificates dated the Effective Date of a Responsible Officer of such Person either (i) attaching copies of all material consents, licenses, approvals, registrations or filings required in connection with the execution, delivery and performance by such Person of the Agreement, this Supplement, the Origination Agreements and/or the Servicing Agreement, as the case may be, and the validity and enforceability of the Agreement, this Supplement, the Origination Agreements, and/or the Servicing Agreement against such Person and such consents, licenses and approvals shall be in full force and effect or (ii) stating that no such consents, licenses, approvals registrations or filings are so required, except for (a) the filing of UCC financing statements (or similar filings) in any applicable jurisdictions necessary to perfect the Trusts' Participation and security interest in the Receivables; and (b) those that may be required under state securities or "blue sky" laws; provided, that the
                                       --------
Company makes no representation or warranty as to whether any action, consent, or approval of, registration or filing with any other action by any Governmental Authority is or will be required in connection with the distribution of the Certificates and Interests.

               (e)  Lien Searches.  The Funding Agent and the Trustee shall have
                    -------------
received the results of a recent search satisfactory to the Funding Agent of any UCC filings (or equivalent filings) made with respect to the Company and the Originators (and with respect to such other Persons as the Funding Agent deems necessary) in the jurisdictions in which the Originators and the Company are required to file financing statements (or similar filings) pursuant to subsection 9.01(t), together with copies of the financing statements (or similar
------------------
documents) disclosed by such search, and accompanied by evidence satisfactory to the Funding Agent that any Liens disclosed by such search would be Permitted Liens or have been released.

               (f)  Legal Opinions.  The Funding Agent and the Trustee shall
                    --------------
have received, with a counterpart for each Series 2000-1 Purchaser and each Series 2000-1 APA Bank, legal opinions from counsel to the Contributor, the Company or the applicable Originator, as the case may be, in each case in form and substance satisfactory to the Funding Agent and satisfying the Rating Agency Condition, to the effect that (a) the sale of the Receivables by the Originators to the Contributor pursuant to the applicable Origination Agreement and contribution of the Receivables by Huntsman International to the Company, pursuant to the Contribution Agreement are respectively "true sales" and "true
                                                         ----------       ----
contributions," (b) the security interest granted by the Company to the Trust
-------------
pursuant to the Agreement is the granting of a first priority perfected security interest in the Company's right, title and interest in the Receivables, (c) the transfer of the Receivables under the Dutch Receivables Purchase Agreement will be legal, valid, binding and enforceable, (d) the transfer of the Receivables in each Approved Contract Jurisdiction will be legal, valid, binding and enforceable and (e) with respect to the Company, a U.S. bankruptcy court would not order the substantive consolidation of the assets and liabilities of the Company with those of the Contributor, and addressing other customary matters and other customary legal opinions from counsel to the Originators and the Company, in each case in form and substance satisfactory to the Funding Agent.

               (g)  Fees.  The Funding Agent, the Series 2000-1 Initial
                    ----
Purchaser, the Series 2000-1 APA Banks and the Trustee shall have received payment of all fees and other amounts due and payable to any of them on or before the Effective Date.

               (h)  Conditions Under the Origination Agreements.  A Responsible
                    -------------------------------------------
Officer of each Originator and the Contributor, respectively, shall have certified, in writing, that all conditions to the obligations of the Contributor and the relevant Originators on the Effective Date under the applicable Origination Agreement shall have been satisfied in all material respects.

               (i)  Copies of Written Policies.  The Funding Agent and the
                    --------------------------
Trustee shall have received a copy of the Policies in form and substance acceptable to the Funding Agent.

               (j)  The Company's Shareholders.  The composition of the
                    --------------------------
Company's shareholders (including at least one independent director) shall, in each case, be reasonably acceptable to the Funding Agent.

               (k)  Financial Statements.  The Funding Agent shall have received
                    --------------------
audited consolidated financial statements of income, stockholder's equity and cash flows of Huntsman International and its consolidated Subsidiaries for the calendar year ended December 31, 1999 and other financial information with respect to such entities in form and substance satisfactory to the Funding Agent and accompanied by a copy of the opinion of Deloitte & Touche, Independent Public Accountants.

               (l)  Solvency Certificate.  The Funding Agent and the Trustee
                    --------------------
shall have received a certificate from the Company dated the Effective Date and signed by a Responsible Officer of the Company in form satisfactory to the Funding Agent, to the effect that the Company will be solvent after giving effect to the transactions occurring on the Series 2000-1 Issuance Date.

               (m)  Representations and Warranties.  On the Series 2000-1
                    ------------------------------
Issuance Date, the representations and warranties of the Company and the Master Servicer in the Agreement, the Servicing Agreement and this Supplement shall be true and correct in all material respects.

               (n)  Establishment of Company Receipts Accounts.  The Funding
                    ------------------------------------------
Agent and the Trustee shall (x) have received confirmation that the Company has established the Company Receipts Accounts and (y) be satisfied with the arrangements for the safe and timely collection of payments in respect of Receivables to be purchased by the Contributor.

               (o)  Confirmation of a PARCO Rating.  The Funding Agent and the
                    ------------------------------
Trustee shall have received a letter from S&P confirming its "A-1" rating of PARCO's commercial paper and a letter from Moody's confirming its "P-1" rating of PARCO's commercial paper.

               (p)  Daily Report.  The Funding Agent and the Trustee shall have
                    ------------
received a Daily Report on the Series 2000-1 Issuance Date.

               (q)  Monthly Settlement Report.  The Funding Agent and the
                    -------------------------
Trustee shall have received a Monthly Settlement Report for December, 2000.

               (r)  No Litigation.  The Funding Agent shall have received
                    -------------
confirmation that there is no pending or, to their knowledge after due inquiry, threatened action or proceeding affecting any Originator, the Company or any of their respective Subsidiaries before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect.

               (s)  Back-up Servicing Arrangements.  The Funding Agent shall
                    ------------------------------
have received evidence that each Originator and the Master Servicer maintains disaster recovery systems and back-up computer and other information management systems that, in the Funding Agent's and the Liquidation Servicer's reasonable judgement, are sufficient to protect such Originator's business against material interruption or loss or destruction of its primary computer and information management systems.

               (t)  Systems.  The Funding Agent and Liquidation Servicer shall
                    -------
have received evidence that the Master Servicer shall have established operational systems satisfactory to the Funding Agent that are capable of aggregating information regarding the Receivables and related Obligors from all Approved Originators.

               (u)  Filings, Registrations and Recordings.
                    -------------------------------------

                    (i) each U.S. Originator shall have executed (in a form acceptable to the Trustee and the Funding Agent) filed and recorded on or prior to the Effective Date, at its own expense, UCC-1 financing statements (or other similar filings) with respect to the Receivables originated by such U.S. Originator and the other Receivable Assets related thereto in such manner and in such jurisdictions as are necessary to perfect the Company's ownership interest thereof under the relevant UCC (or similar laws) and delivered evidence of such filings to the Funding Agent on or prior to ten (10) days after the Effective Date, and all other action (including but not limited to notifying related Obligors of the assignment of a Receivable, except to the extent that the relevant UCC and other similar laws (to the extent applicable) permit such Originator to provide such notification subsequent to the Effective Date without materially impairing the Company's ownership of the Receivables and without incurring material expenses in connection with such notification) necessary to perfect under the relevant UCC and other similar laws (to the extent applicable) in jurisdictions outside the United States (to the extent applicable) the Company's ownership of the Receivables originated by such Originator and the other Receivable Assets related thereto shall have been duly taken; and

                    (ii) the Company (or the Master Servicer on its behalf)
               shall have received copies of proper UCC-1 financing statements (or other similar filings) which will be filed on or before such Effective Date, at its own expense, UCC-1 financing statements (or other similar filings) with respect to the Participation Assets in such manner and in such jurisdictions as are necessary to perfect and maintain perfection of the security interest and Participation of the Trustee, on behalf of the Trust, in the Participation Assets and delivered evidence of such filings to the Funding Agent on or prior to such Effective Date, and all other action (including but not limited to notifying related Obligors of the assignment of a Receivable, except to the extent that the relevant UCC and other similar laws (to the extent applicable) permit the Company (or its assignees) to provide such notification subsequent to the Effective Date without materially impairing the Trust's security interest and Participation in the Participation Assets and without incurring material expenses in connection with such notification) necessary to perfect under the relevant UCC and other similar laws (to the extent applicable) in jurisdictions outside the United States (to the extent applicable) the Trust's security interest in the Participation Assets shall have been duly taken by the Company (or by the Master Servicer on its behalf).

          (v)    Obligor information as requested by the Liquidation Servicer.
                 ------------------------------------------------------------
The Liquidation Servicer shall have received, within sixty (60) days from the Effective Date, information on all Eligible Obligors, including legal name, legal address and domicile, contact name, telephone and fax details and payment terms.

          (w)    Other Requests.  The Funding Agent shall have received such
                 --------------
other approvals, opinions or documents as it may reasonably request.

                                   ARTICLE X

                               THE FUNDING AGENT
                               -----------------

          SECTION 10.01. Appointment.  Each Series 2000-1 Purchaser hereby
                         -----------
irrevocably designates and appoints the Funding Agent as the agent of such Series 2000-1 Purchaser under this Supplement and the other Transaction Documents and each such Series 2000-1 Purchaser irrevocably authorizes the Funding Agent, in such capacity, to take such action on its behalf under the provisions of this Supplement and the other Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Funding Agent by the terms of this Supplement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Supplement or any other Transaction Document, the Funding Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Series 2000-1 Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Supplement or otherwise exist against the Funding Agent.

          SECTION 10.02. Delegation of Duties.  The Funding Agent may execute
                         --------------------
any of its duties under this Supplement or any other Transaction Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel (who may be counsel for the Company, the Master Servicer, the Series 2000-1 Initial Purchaser or any other Series 2000-1 Purchaser), independent public accountants and other experts selected by it concerning all matters pertaining to such duties. The Funding Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          SECTION 10.03. Exculpatory Provisions.  Neither the Funding Agent nor
                         ----------------------
any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Agreement or this Supplement or any other Transaction Document (x) with the consent or at the request of the Series 2000-1 Majority Purchasers or (y) in the absence of its own gross negligence or willful misconduct or (ii) responsible in any manner to any of the Series 2000-1 Purchasers for any recitals, statements, representations or warranties made by the Company or any respective officer of the Company contained in this Supplement or any other

Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Funding Agent under or in connection with, this Supplement or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Supplement or any other Transaction Document or for any failure of the Company to perform its obligations hereunder or thereunder. The Funding Agent shall not be under any obligation to any Series 2000-1 Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Supplement or any other Transaction Document, or to inspect the properties, books or records of the Company or the Master Servicer.

          SECTION 10.04. Reliance by Funding Agent.  The Funding Agent shall be
                         -------------------------
entitled to rely, and shall be fully protected in relying, upon the Series 2000-1 VFC Certificate, any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other documents or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company or the Master Servicer), independent accountants and other experts selected by the Funding Agent and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. The Funding Agent may deem and treat the payee of the Series 2000-1 VFC Certificate as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Funding Agent. The Funding Agent shall be fully justified in failing or refusing to take any action under this Supplement or any other Transaction Document unless it shall first receive such advice or concurrence of the Series 2000-1 Majority Purchasers is it deems appropriate and it shall first be indemnified to its satisfaction by the Series 2000-1 Purchasers against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Supplement and the other Transaction Documents in accordance with a request of the Series 2000-1 Majority Purchasers, and such request and any action taken or failure to act pursuant thereto shall be binding.

          SECTION 10.05. Notice of Master Servicer Default or Series 2000-1
                         --------------------------------------------------
Early Amortization Event or Potential Series 2000-1 Early Amortization Event.
----------------------------------------------------------------------------
The Funding Agent shall not be deemed to have knowledge or notice of the occurrence of any Master Servicer Default or any Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event hereunder unless the Funding Agent has received written notice from a Series 2000-1 Purchaser, the Company or the Master Servicer referring to the Agreement or this Supplement, describing such Master Servicer Default or such Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event and stating that such notice is a "notice of a Master Servicer Default with respect
                               ------------------------------------------------
to the Master Servicer" or a "notice of a Series 2000-1 Early Amortization Event
----------------------        --------------------------------------------------
or Potential Series 2000-1 Early Amortization Event", as the case may be.  In
---------------------------------------------------
the event that the Funding Agent receives such a notice, the Funding Agent shall give notice thereof to the Series 2000-1 Purchasers, the Series 2000-1 APA Banks, the Rating Agencies, the Company and the Master Servicer. The Funding Agent shall take such action with respect to such Master Servicer Default or Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event as shall be reasonably directed by the Series 2000-1 Majority Purchasers; provided that unless and
                                                   --------
until the Funding Agent shall have received such directions and indemnification satisfactory to the Funding Agent from the Series 2000-1 Purchasers, the Funding Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Master Servicer Default or Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event as it shall deem advisable in the best interests of the Series 2000-1 Purchasers.

          SECTION 10.06. Non-Reliance on Funding Agent and Other Series 2000-1
                         -----------------------------------------------------
Purchasers.  Each Series 2000-1 Purchaser expressly acknowledges that neither
----------
the Funding Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no action by the Funding Agent hereinafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by the Funding Agent to any Series 2000-1 Purchaser. Each Series 2000-1 Purchaser represents to the Funding Agent that it has, independently and without reliance upon the Funding Agent or any other Series 2000-1 Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to enter into this Supplement. Each Series 2000-1 Purchaser also represents that it will, independently and without reliance upon the Funding Agent or any other Series 2000-1 Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Supplement and the other Transaction Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Series 2000-1 Purchasers by the Funding Agent hereunder, the Funding Agent shall not have any duty or responsibility to provide any Series 2000-1 Purchaser with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Company which may come into the possession of the Funding Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          SECTION 10.07. Indemnification.  The Series 2000-1 Purchasers agree to
                         ---------------
indemnify the Funding Agent in its capacity as such (to the extent not reimbursed by the Contributor and the Company and without limiting the obligation of the Contributor, the Company and the Master Servicer to do so), ratably according to their respective Series 2000-1 Commitment Percentages in effect on the date on which indemnification is sought (or, if indemnification is sought after the Series 2000-1 Commitment Termination Date, ratably in accordance with their Series 2000-1 Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed or, incurred by or asserted against the Funding Agent in any way relating to or arising out of, the Series 2000-1 Commitments, this Supplement, any of the other Transaction Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Funding Agent under or in connection with any of the foregoing; provided that no Series 2000-1 Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the Funding Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of all amounts payable hereunder.

          SECTION 10.08. Funding Agent in Its Individual Capacity.  The Funding
                         ----------------------------------------
Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company, the Master Servicer or any of their Affiliates as though the Funding Agent were not the Funding Agent hereunder. With respect to any Series 2000-1 VFC Certificate Interest held by the Funding Agent, the Funding Agent shall have the same rights and powers under this Supplement and the other Transaction Documents as any Series 2000-1 Purchaser and may exercise the same as though it were not the Funding Agent, and the terms "Series 2000-1 APA Bank" and "Series 2000-1 Purchaser" shall include
           ----------------------       -----------------------
the Funding Agent in its individual capacity.

          SECTION 10.09. Successor Funding Agent.  The Funding Agent may resign
                         -----------------------
as Funding Agent upon ten (10) days' notice to the Series 2000-1 Purchasers and the Company and such registration not to be effective until a successor funding agent is appointed. If the Funding Agent shall resign as Funding Agent under this Supplement, then the Series 2000-1 Majority Purchasers shall appoint from among the Series 2000-1 Purchasers a successor agent for the Series 2000-1 Purchasers, which successor agent shall be approved by the Company and the Master Servicer (which approval shall not be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Funding Agent, and the term "Funding Agent" shall mean such successor agent
                             -------------
effective upon such appointment and approval, and the former Funding Agent's rights, powers and duties as Funding Agent shall be terminated, without any other or further act or deed on the part of such former Funding Agent or any of the parties to this Supplement. After any retiring Funding Agent's resignation as Funding Agent, the provisions of this Article X shall inure to its benefit as
                                         ---------
to any actions taken or omitted to be taken by it while it was Funding Agent under this Supplement.

                                  ARTICLE XI

                                 MISCELLANEOUS
                                 -------------

          SECTION 11.01. Ratification of Agreement.  As supplemented by this
                         -------------------------
Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

          SECTION 11.02. Governing Law.  THIS SUPPLEMENT SHALL BE GOVERNED BY
                         -------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

          SECTION 11.03. Further Assurances.  Each of the Company, the Master
                         ------------------
Servicer and the Trustee agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the Funding Agent more fully to effect the purposes of this Supplement and the sale of the Series 2000-1 VFC Certificate and the Series 2000-1 VFC Certificate Interests hereunder, including, without limitation, in the case of the Company and the Master Servicer, the execution of any financing or registration statements or similar documents or notices or continuation statements relating to the Receivables and the other Participation Assets for filing or registration under the provisions of the relevant UCC or similar legislation of any applicable jurisdiction, provided that, in the case of the Trustee, in furtherance and without limiting the generality of subsection
                                                               ----------
8.01(d) of the Agreement, the Trustee shall have received reasonable assurance
-------
in writing of adequate reimbursement and indemnity in connection with taking such action before the Trustee shall be required to take any such action.

          SECTION 11.04. Payments.  Each payment to be made hereunder shall be
                         --------
made on the required payment date in Dollars and in immediately available funds, if to the Series 2000-1 Purchasers, at the office of the Funding Agent set forth below its signature hereto. Except in the circumstances described in subsection
                                                                     ----------
2.06(c), on each Distribution Date, the Funding Agent shall remit in like funds
-------
to each Series 2000-1 Purchaser its applicable pro rata share (based on each such Series 2000-1 Purchaser's Series 2000-1 Purchaser Invested Amount) of each such payment received by the Funding Agent for the account of the Series 2000-1 Purchasers.

          SECTION 11.05. Costs and Expenses.  The Company agrees to pay all
                         ------------------
reasonable fees and out-of-pocket costs and expenses of the Funding Agent and PARCO (including, without limitation, reasonable fees and disbursements of counsel to the Funding Agent and PARCO) in connection with (i) the preparation, execution and delivery of this Supplement, the Agreement, and the other Transaction Documents and amendments or waivers of any such documents, (ii) the reasonable enforcement by the Funding Agent and PARCO of the obligations and liabilities of the Company and the Master Servicer under the Agreement, this Supplement or any related document, (iii) any restructuring or workout of the Agreement, this Supplement or any related document and (iv) any inspection of the Company's and/or the Master Servicer's offices, properties, books and records and any discussions with the officers, employees and the Independent Public Accountants of the Company or the Master Servicer; provided, however, that any payments made by the Company pursuant to this Section shall be Company Subordinated Obligations.

          SECTION 11.06. No Waiver; Cumulative Remedies.  No failure to exercise
                         ------------------------------
and no delay in exercising, on the part of the Trustee, the Funding Agent or any Series 2000-1 Purchaser, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION 11.07. Amendments.
                         ----------

               (a)  Subject to subsection (c) of this Section 11.07, this
                               --------------         -------------
Supplement may be amended in writing from time to time by the Master Servicer, the Company and the Trustee, with the prior written notice to and written consent of the Funding Agent, but without the consent of any holder of the Series 2000-1 VFC Certificate or any Series 2000-1 VFC Certificate Interest, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or to add any other provisions to or change in any manner or eliminate any of the provisions with respect to matters or questions raised under this Supplement which shall not be inconsistent with the provisions of any Pooling and Servicing Agreement; provided, however, that such action shall not, as evidenced by a Responsible
--------  -------
Officer's Certificate of the Master Servicer delivered to the Trustee upon which the Trustee may conclusively rely, have a Material Adverse Effect (but, to the extent that the determination of whether such action would have a Material Adverse Effect requires a conclusion as to a question of law, an Opinion of Counsel shall be delivered by the Master Servicer to the Trustee in addition to such Responsible Officer's Certificate). The Trustee may, but shall not be obligated to, enter into any such amendment pursuant to this paragraph or paragraph (b) below that affects the Trustee's rights, duties or immunities
-------------
under any Pooling and Servicing Agreement or otherwise.

               (b)  Subject to subsection (c) of this Section 11.07, this
                               --------------         -------------
Supplement may also be amended (other than in the circumstances referred to in subsection (a)) in writing from time to time by the Master Servicer, the Company
--------------
and the Trustee with the written consent of the Funding Agent and the Series 2000-1 Majority Purchasers for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Supplement or of modifying in any manner the rights of the Series 2000-1 VFC Certificateholder or owner of a Series 2000-1 VFC Certificate Interest; provided, however, that no such amendment shall, unless signed or consented to
--------  -------
in writing by all Series 2000-1 Purchasers, (i) extend the time for payment, or reduce the amount, of any amount of money payable to or for the account of any Series 2000-1 Purchaser under any provision of this Supplement, extend the Series 2000-1 Termination Date or reduce the Series 2000-1 Subordinated Interests, (ii) subject any Series 2000-1 Purchaser to any additional obligation (including, without limitation, any change in the determination of any amount payable by any Series 2000-1 Purchaser) or (iii) change the Series 2000-1 Aggregate Commitment Amount or the number of Series 2000-1 Purchasers which shall be required for any action under this subsection or any other provision of this Supplement.

               (c) No amendment to this Supplement shall be effective until (i) if such amendment is material, the Funding Agent shall have consented to such amendment in writing and the Rating Agency Condition is satisfied and (ii) with respect to all such amendments, prior written notice is given to the Series 2000-1 Rating Agencies.

               (d) Each of the Company and the Trustee hereby agrees that the Company and the Trustee may not perform a Company Exchange in accordance with

Section 5.10 of the Agreement without obtaining (i) the prior written consent of
------------
(a) if the Company Exchange will occur prior a PARCO Termination Event, PARCO and the Series 2000-1 Required APA Banks and (b) if the Company Exchange will occur on or after a PARCO Termination Event, the Series 2000-1 Purchase Date or any day thereafter, the Series 2000-1 Required APA Banks, and (ii) satisfaction of the Rating Agency Condition.

          SECTION 11.08. Severability.  If any provision hereof is void or
                         ------------
unenforceable in any jurisdiction, such status shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.

          SECTION 11.09. Notices.  All notices, requests and demands to or upon
                         -------
any party hereto to be effective shall be given (i) in the case of the Company, the Master Servicer and the Trustee, in the manner set forth in Section 10.05 of
                                                                -------------
the Agreement and (ii) in the case of the Funding Agent, each Series 2000-1 Purchaser, each Series 2000-1 APA Bank and the Series 2000-1 Rating Agencies, in writing (including a confirmed transmission by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, (A) in the case of the Funding Agent and each Series 2000-1 APA Bank, at their respective addresses set forth below their names on Attachment 1 to Exhibit B hereto and (B) in the
                                               ---------
case of the Series 2000-1 Rating Agencies, at the addresses notified by such Series 2000-1 Rating Agencies; or to such other address as may be hereafter notified by the respective parties hereto.

          SECTION 11.10. Successors and Assigns.
                         ----------------------

               (a) This Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

               (b) Any Series 2000-1 Purchaser (i) may at any time, upon the consent of PARCO and the Funding Agent, and (ii) shall, upon the request of PARCO and the Funding Agent, in the event that a Purchaser that is a Series 2000-1 APA Bank shall cease to have short-term debt ratings of at least "A-1" by
                                                                         ---
S&P and at least "P-1" by Moody's, or, if such Series 2000-1 APA Bank does not
                  ---
have short-term debt which is rated by S&P and Moody's, in the event the parent corporation of such Series 2000-1 APA Bank has rated short-term debt, such parent corporation ceases to have short-term debt ratings of at least "A-1" by
                                                                       ---
S&P and at least "P-1" by Moody's, assign to one or more Eligible Assignees (any
                  ---
such assignee shall be referred to herein as "Series 2000-1 Acquiring
                                              -----------------------
Purchaser") all or a portion of its interests, rights and obligations under this
---------
Supplement and the Transaction Documents; provided, however, that (i) the amount
                                          --------  -------
of the Series 2000-1 Commitment of the assigning Series 2000-1 APA Bank subject to each such assignment (determined as of the date the Series 2000-1 Commitment Transfer Supplement with respect to such assignment is delivered to the Funding Agent) shall not be less than $10,000,000 (or, if less, the entire remaining amount of such Series 2000-1 Purchaser's Series 2000-1 Commitment), (ii) the parties to each such assignment shall execute and deliver to the Funding Agent the Series 2000-1 Commitment Transfer Supplement, substantially in the form of Exhibit B, together with a processing
                                         ---------
and recordation fee of $3,500, (iii) the Series 2000-1 Acquiring Purchaser, if it shall not already be a Series 2000-1 Purchaser, shall deliver to the Funding Agent an Administrative Questionnaire, substantially in the form of Exhibit C to
                                                                    ---------
this Supplement and (iv) such assignment shall comply in all respects with the terms of the Series 2000-1 Asset Purchase Agreement. Any Series 2000-1 Purchaser can assign all or a portion of its interests, rights and obligations under this Supplement and the Transaction Documents to a Conduit Assignee of such Series 2000-1 Purchaser, which Conduit Assignee is rated at least "A-1" by S&P and at
                                                            ---
least "P-1" by Moody's, without consent, provided that such assignment would not
       ---
result in adverse tax consequences with respect to the obligations of the Company pursuant to Section 7.03 hereof or increased costs for the Company or
                    ------------
any of its Affiliates with respect to the obligations of the Company or such Affiliate pursuant to Section 7.02 hereof, in which instance Company consent
                      ------------
would be required (which consent may not be unreasonably withheld). Notice of any assignment hereunder by a Series 2000-1 Purchaser shall be given to the Rating Agencies within five (5) days after such assignment. Upon acceptance and recording pursuant to paragraph (e) of this Section 11.10, from and after the
                      -------------         -------------
Series 2000-1 Transfer Effective Date (A) the Series 2000-1 Acquiring Purchaser thereunder shall be a party hereto and, to the extent of the interest assigned by such Series 2000-1 Commitment Transfer Supplement, have the rights and obligations of a Series 2000-1 Purchaser under this Supplement and (B) the assigning Series 2000-1 Purchaser thereunder shall, to the extent of the interest assigned pursuant to Series 2000-1 Commitment Transfer Supplement, be released from its obligations under this Supplement and the other Transaction Documents (and, in the case of a Series 2000-1 Commitment Transfer Supplement covering all or the remaining portion of an assigning Series 2000-1 APA Bank's rights and obligations under this Supplement and the other Transaction Documents, such Series 2000-1 APA Bank shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 7.01, 7.02, 7.03, 7.04
                                                 -------------  ----  ----  ----
and 11.05, as well as to any fees accrued for its account and not yet paid).
    -----

               (c) By executing and delivering a Series 2000-1 Commitment Transfer Supplement, the assigning Series 2000-1 APA Bank thereunder and the Series 2000-1 Acquiring Purchaser thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Series 2000-1 Purchaser warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Series 2000-1 Commitment, and the outstanding balances of the Series 2000-1 VFC Certificate, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Series 2000-1 Commitment Transfer Supplement; (ii) except as set forth in (i) above, such assigning Series 2000-1 Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Supplement or any other Transaction Document, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Supplement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto, or the financial condition of any Originator, the Master Servicer or the Company or the performance or observance by any Originator, the Master Servicer or the Company of any of their respective obligations under this

Supplement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto; (iii) such Series 2000-1 Acquiring Purchaser represents and warrants that it is legally authorized to enter into such Series 2000-1 Commitment Transfer Supplement; (iv) such Series 2000-1 Acquiring Purchaser confirms that it has received a copy of this Supplement or any other Transaction Document and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Series 2000-1 Commitment Transfer Supplement; (v) such Series 2000-1 Acquiring Purchaser will independently and without reliance upon the Funding Agent, the Trustee, the assigning Series 2000-1 Purchaser or any other Series 2000-1 Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Supplement or any other Transaction Document; (vi) such Series 2000-1 Acquiring Purchaser appoints and authorizes the Funding Agent and the Trustee to take such action as agent on its behalf and to exercise such powers under this Supplement and the other Transaction Documents as are delegated to the Funding Agent and the Trustee, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and
(vii) such Series 2000-1 Acquiring Purchaser agrees that it will perform in accordance with its terms all the obligations which by the terms of this Supplement are required to be performed by it as a Series 2000-1 Purchaser.

               (d)  Notwithstanding and in addition to the provisions of Section
                                                                         -------
5.03 of the Agreement, the Funding Agent shall maintain at one of its offices in
----
The City of New York a copy of each Series 2000-1 Commitment Transfer Supplement delivered to it and a register for the recordation of the names and addresses of the Series 2000-1 Purchaser, and the Series 2000-1 Commitments of, and the principal amount of the Series 2000-1 VFC Certificate issued to, the Series 2000-1 VFC Certificateholder and each Series 2000-1 VFC Certificate Interest allocated to each Series 2000-1 Purchaser pursuant to the terms hereof from time to time (the "Series 2000-1 Register"). Notwithstanding the provisions of
              ----------------------
Section 5.05 of the Agreement, the entries in the Series 2000-1 Register as
------------
provided in this subsection 11.10(d) shall be conclusive and the Company, the
                 -------------------
Master Servicer, the Series 2000-1 Purchaser, the Transfer Agent and Registrar, the Funding Agent and the Trustee shall treat each Person whose name is recorded in the Series 2000-1 Register pursuant to the terms hereof as a Series 2000-1 Purchaser hereunder for all purposes of this Supplement, notwithstanding notice to the contrary. However, in accordance with Section 5.05 of the Agreement, in
                                             ------------
determining whether the holders of the requisite Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, any Investor Certificate owned by the Company, the Master Servicer, the Servicer Guarantor, any Originator or any Affiliate thereof, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only an Investor Certificate which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. The Series 2000-1 VFC Certificate owned by the Company, the Master Servicer, any Originator or any Affiliate thereof which has been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Investor Certificate and that the pledgee is not the Company, the Master Servicer, any Originator or any Affiliate thereof. The Series 2000-1 Register shall be available for inspection by the Company, the Master Servicer, any Originator, the Series 2000-1 Purchasers and the Trustee, at any reasonable time and from time to time upon reasonable prior notice.

               (e) Upon its receipt of a duly completed Series 2000-1 Commitment Transfer Supplement executed by an assigning Series 2000-1 Purchaser or Series 2000-1 APA Bank, as applicable, and a Series 2000-1 Acquiring Purchaser, an Administrative Questionnaire completed in respect of the Series 2000-1 Acquiring Purchaser (unless the Series 2000-1 Acquiring Purchaser shall already be a Series 2000-1 Purchaser hereunder) and the processing and recordation fee referred to in paragraph (b) above, the Funding Agent shall (i)
                               -------------
accept such Series 2000-1 Commitment Transfer Supplement, (ii) record the information contained therein in the Series 2000-1 Register and (iii give prompt written notice thereof to the Series 2000-1 Purchaser, the Company, the Master Servicer and the Trustee. No assignment shall be effective unless and until it has been recorded in the Series 2000-1 Register as provided in this paragraph
                                                                    ---------
(e).
---

               (f) Any Series 2000-1 Purchaser or Series 2000-1 APA Bank may sell participations to one or more banks or other entities (the "Series 2000-1
                                                                 -------------
Participants") in all or a portion of its rights and obligations under this
------------
Supplement and the other Transaction Documents (including all or a portion of its Series 2000-1 Commitment and its Series 2000-1 VFC Certificate Interest); provided, however, that (i) such Series 2000-1 Purchaser's or Series 2000-1 APA
--------  -------
Bank's obligations under this Agreement shall remain unchanged, (ii) such Series 2000-1 Purchaser or Series 2000-1 APA Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Series 2000-1 Participants shall be entitled to the benefit of the cost protection provisions contained in Sections 7.01, 7.02, 7.03 and 7.04, and shall
                                   -------------  ----  ----     ----
be required to provide the tax forms and certifications described in subsection
                                                                     ----------
7.03(b), to the same extent as if they were Series 2000-1 Purchasers or Series
-------
2000-1 APA Banks, provided that no such Participant shall be entitled to receive
                  --------
any greater amount pursuant to such Sections than a Series 2000-1 Purchaser or Series 2000-1 APA Bank, as applicable, would have been entitled to receive in respect of the amount of the participation sold by such Series 2000-1 Purchaser or Series 2000-1 APA Bank to such Series 2000-1 Participant had no sale occurred, (iv) the Company, the Master Servicer, the other Series 2000-1 Purchasers, the Series 2000-1 APA Banks, the Funding Agent and the Trustee, shall continue to deal solely and directly with such Series 2000-1 Purchaser or Series 2000-1 APA Bank in connection with such Series 2000-1 Purchaser's or Series 2000-1 APA Bank's rights and obligations under this Supplement, and such Series 2000-1 Purchaser or Series 2000-1 APA Bank shall retain the sole right to enforce its rights under its Series 2000-1 VFC Certificate Interest and to approve any amendment, modification or waiver of any provision of this Supplement (other than amendments, modifications or waivers decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Series 2000-1 VFC Certificate, extending any scheduled principal payment date or date fixed for the payment of interest on the Series 2000-1 VFC Certificate or increasing or extending the Series 2000-1 Commitments) and (v) the sum of the aggregate amount of any Series 2000-1

Commitment or portion thereof subject to each such participation plus the
                                                                 ----
portion of the Series 2000-1 Invested Amount represented by any Series 2000-1 VFC Certificate Interest subject to such participation shall not be less than $10,000,000.

               (g) Any Series 2000-1 Purchaser or Series 2000-1 APA Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.10, disclose to the Series 2000-1
                               -------------
Acquiring Purchaser or Series 2000-1 Participant or proposed Series 2000-1 Acquiring Purchaser or Series 2000-1 Participant any information relating to, any Originator, the Master Servicer, the Trust or the Company furnished to such Series 2000-1 Purchaser or Series 2000-1 APA Bank by or on behalf of such entities, provided that, prior to any such disclosure of information, each such
          --------
Series 2000-1 Acquiring Purchaser or Series 2000-1 Participant or proposed Series 2000-1 Acquiring Purchaser or Series 2000-1 Participant shall execute and deliver to the Master Servicer a confidentiality agreement in the form of Exhibit G.
---------

               (h) Neither the Company nor the Master Servicer shall assign or delegate any of its rights or duties hereunder other than to an Affiliate thereof without the prior written consent of the Funding Agent, the Trustee and each Series 2000-1 Purchaser, and any attempted assignment without such consent shall be null and void.

               (i) Notwithstanding any other provisions herein, no transfer or assignment of any interests or obligations of any Series 2000-1 Purchaser or Series 2000-1 APA Bank hereunder or any grant of participation therein shall be permitted if such transfer, assignment or grant would result in a prohibited transaction under Section 4975 of the Internal Revenue Code or Section 406 of ERISA or cause the Participation Assets to be regarded as "plan assets" pursuant
                                                           -----------
to 29 C.F.R. (S) 2510.3-101, or require the Company or an Originator to file a registration statement with the Securities and Exchange Commission or to qualify under the "blue sky" laws of any state.
           --------

               (j) No provision of the Transaction Documents shall in any manner restrict the ability of PARCO to assign, participate, grant security interests in, or otherwise transfer any portion of its Series 2000-1 Purchaser Invested Amount. Without limiting the foregoing, PARCO may, on one or a series of transactions, transfer all or any portion of its Series 2000-1 Purchaser Invested Amount, and its rights and obligations under the Transaction Documents to a Conduit Assignee.

          SECTION 11.11. Counterparts. This Supplement may be executed in any
                         ------------
number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

          SECTION 11.12. Adjustments; Setoff.
                         -------------------

               (a)  If any Series 2000-1 Purchaser (a "Series 2000-1 Benefited
                                                       -----------------------
Purchaser") shall at any time receive in respect of its Series 2000-1 Purchaser
---------
Invested Amount any distribution of any amount including (without limitation), Series 2000-1

Unused Fee, Series 2000-1 Utilization Fee or other fees, or any interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by setoff, or otherwise) in a greater proportion than any such distribution received by any other Series 2000-1 Purchaser, if any, in respect of such other Series 2000-1 Purchaser's Series 2000-1 Purchaser Invested Amount, or interest thereon, such Series 2000-1 Benefited Purchaser shall purchase for cash from the other Series 2000-1 Purchasers such portion of each such other Series 2000-1 Purchaser's Series 2000-1 VFC Certificate Interest, or shall provide such other Series 2000-1 Purchasers with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Series 2000-1 Benefited Purchaser to share the excess payment or benefits of such collateral or proceeds ratably with each of the Series 2000-1 Purchasers; provided, however, that if all or any portion of such excess payment or benefits
--------  -------
is thereafter recovered from such Series 2000-1 Benefited Purchaser, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Master Servicer agrees that each Series 2000-1 Purchaser so purchasing a Series 2000-1 VFC Certificate Interest may exercise all rights of payment (including, without limitation, rights of setoff) with respect to such portion as fully as if such Series 2000-1 Purchaser were the direct holder of such portion.

               (b) In addition to any rights and remedies of the Series 2000-1 Purchasers provided by law, each Series 2000-1 Purchaser shall have the right, without prior notice to the Company, any such notice being expressly waived by the Company, to the extent permitted by applicable law, upon any amount becoming due and payable by the Company hereunder or under the Series 2000-1 VFC Certificate to setoff and appropriate and apply against any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Series 2000-1 Purchaser to or for the credit or the account of the Company. Each Series 2000-1 Purchaser agrees promptly to notify the Company and the Funding Agent after any such setoff and application made by such Series 2000-1 Purchaser; provided that the failure to give such notice
                              --------
shall not affect the validity of such setoff and application.

          SECTION 11.13. Limitation of Payments by the Company.  The Company's
                         -------------------------------------
obligations under Article VII shall be limited to the funds available to the
                  -----------
Company which have been properly distributed to the Company pursuant to the Agreement and any Supplement and neither the Funding Agent nor any Series 2000-1 Purchaser shall have any actionable claim against the Company for failure to satisfy such obligation because it does not have funds available therefor from amounts properly distributed.

          SECTION 11.14. No Bankruptcy Petition; No Recourse.
                         -----------------------------------

               (a) Each of the Funding Agent, each Series 2000-1 Purchaser, the Master Servicer, the Trustee and each Series 2000-1 APA Bank hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, the Company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings (including, but not limited to, petitioning for the declaration of the Company's assets en desastre) under any Applicable Insolvency Laws.

                    (i) Notwithstanding anything elsewhere herein contained, the sole remedy of the Funding Agent, the Master Servicer, the Trustee, each Series 2000-1 Purchaser, each Series 2000-1 APA Bank or any other person in respect of any obligation, covenant, representation, warranty or agreement of the Company under or related to this Supplement shall be against the assets of the Company, subject to the payment priorities contained herein and in the Agreement. Neither the Funding Agent, nor any Series 2000-1 Purchaser, nor any Series 2000-1 APA Bank, nor the Trustee, nor the Master Servicer, nor any other person shall have any claim against the Company to the extent that such assets are insufficient to meet any such obligation, covenant, representation, warranty or agreement (the difference being referred to herein as "shortfall") and all claims in respect of the shortfall shall be extinguished. A director, member, independent manager, managing member, officer or employee, as applicable, of the Company shall not have liability for any obligation of the Company hereunder or under any Transaction Document or for any claim based on, in respect of, or by reason of, any Transaction Document, unless such claim results from the gross negligence, fraudulent acts or willful misconduct of such director, officer or employee.

               (b) Each Series 2000-1 Purchaser, the Company, the Master Servicer, the Originators, the Funding Agent and the Series 2000-1 APA Banks each hereby covenant and agree that prior to the date which is one year and one day after the latest of (i) the last day of the Series 2000-1 Amortization Period, (ii) the date on which all Investor Certificates of each other Outstanding Series are repaid in full, and (iii) the date on which all outstanding Commercial Paper of PARCO is paid in full, it will not institute against, or join any other Person in instituting against, PARCO any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any Applicable Insolvency Laws.

          The provisions of this Section 11.14 shall survive termination of this
                                 -------------
Agreement.

          SECTION 11.15. Limitation on Addition of Approved Originators,
                         -----------------------------------------------
Approved Currency, Approved Obligors and a Successor Master Servicer; Mergers
-----------------------------------------------------------------------------
and Consolidations
------------------

               (a)  Notwithstanding satisfaction of the conditions set forth in
Section 2.09 of the Agreement or any Origination Agreement, while the Series
------------
2000-1 VFC Certificate is outstanding, (a) the addition of any Receivables denominated in a currency other than an Approved Currency or (b) the execution and delivery of any other Origination Agreement (other than those entered into on the Series 2000-1 Issuance Date) or (c) the addition of an Additional Originator or (d) the addition of any Receivable governed by any law other than an Approved Contract Jurisdiction or (e) the appointment of a Successor Master Servicer or (f) the addition of a jurisdiction as an Approved Obligor Country which is a Non-Investment Grade Country or (g) any merger, consolidation, conveyance, sale or transfer with respect to the Master Servicer shall, in each case, require the prior written consent of the Funding Agent.

               (b)  Notwithstanding satisfaction of the conditions set forth in
Section 6.03 of the Agreement, Section 5.01 of the Servicing Agreement and
------------
Section 6.11 of the Origination Agreements, the occurrence of any such event set forth in such Sections shall require the delivery to the Trustee of the prior written consent of the Funding Agent

          SECTION 11.16. Subordinated Loan.
                         -----------------

               (a) If the Company elects to deliver U.S. Dollars to cure an Early Amortization Event pursuant to Section 5.01 hereof, such cash contribution
                                     ------------
shall be evidenced as a Subordinated Loan, will constitute a Junior Claim and will be subject to the provisions of this Section 11.16. Irrespective of the
                                          -------------
time, order or method of payment and irrespective of anything else contained in this or any other document or agreement other than in this Section 11.16, so
                                                           -------------
long as any VFC Certificate remains outstanding, the Company agrees that any and all Junior Claims are and shall be expressly subordinate and junior to the Senior Claims in right and time of payment. Each Junior Claimant by acceptance thereof waives any and all notice of the creation or accrual of any such Senior Claim and notice of proof of reliance upon these subordination provisions by any holder of any Senior Claim. Any such Senior Claim shall conclusively be deemed to have been created, contracted or incurred in reliance upon these subordination provisions and all dealings between the Company and any holders of any such Senior Claims (including the Company as an ECI Holder) so arising shall be deemed to have been consummated in reliance upon these subordination provisions. The provisions of this Section 11.16 are and are intended to be
                                   -------------
solely for the purpose of defining the relative rights of the Junior Claimants, on the one hand, and the holders of any Senior Claims, on the other hand.

               (b)  In the event of any Insolvency Event:

                    (i) all Senior Claims shall first be Indefeasibly Paid, or such payment shall have been provided for in a manner satisfactory to all of the holders of Senior Claims, before any payment or distribution, whether in cash, securities or other property, shall be made to any Junior Claimant on account of such Junior Claim; and

                    (ii) any payment or distribution of any kind or character, whether in cash, securities or other property that would otherwise (but for these subordination provisions) be payable or deliverable with respect to any Junior Claim shall be paid or delivered directly to the holders of Senior Claims (or to a banking institution selected by the court or other Person making the payment or delivery or designated by any holder of any Senior Claim) for application in payment of the Senior Claims in accordance with the priorities then existing among such holders until all Senior Claims shall have been Indefeasibly Paid, or such payment shall have been provided for in a manner satisfactory to all of the holders of Senior Claims.

     As used in this Section 11.16, the term "Indefeasibly Paid" means, with
                     -------------            -----------------
     respect to the making of any payment on or with respect to any Senior Claim, a payment of such Senior Claim in full that is not subject to avoidance under Section 547 of the Bankruptcy Code.

               (c)  Turnover of Improper Payments.  If any payment or
                    -----------------------------
distribution of any character or any security, whether in cash, securities or other property shall be received by any Junior Claimant in contravention of any of the terms hereof and before all the Senior Claims shall have been Indefeasibly Paid or such payment shall have been provided for in a manner satisfactory to all of the holders of Senior Claims, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Claims at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Claims remaining unpaid, to the extent necessary to pay all such Senior Claims in full. In the event of the failure of any Junior Claimant to endorse or assign any such payment, distribution or security, the Funding Agent is hereby irrevocably authorized to endorse or assign the same.

               (d)  No Prejudice or Impairment.  The rights under these
                    --------------------------
subordination provisions of the holders of any Senior Claims as against any Junior Claimant shall, to the fullest extent permitted by applicable law, remain in full force and effect without regard to, and shall not be impaired or affected by (i) any act or failure to act on the part of the Company; or (ii) any extension or indulgence with respect to any payment or prepayment of any Senior Claim or any part thereof or with respect to any other amount payable to any holder of any Senior Claim; or (iii) any amendment, modification or waiver of, or addition or supplement to, or deletion from, or compromise, release, consent or other action with respect to, any of the terms of any Senior Claim, the Agreement, this Supplement or any other agreement that may be made relating to any Senior Claim; or (iv) any exercise or non-exercise by the holder of any Senior Claim of any right, power, privilege or remedy under or with respect to such Senior Claim, the Agreement, this Supplement or any waiver of any such right, power, privilege or remedy or of any default with respect to such Senior Claim, the Agreement or this Supplement, or any receipt by the holder of any Senior Claim of any security, or any failure by such holders to perfect a security interest in, or any release by such holder of, any security for the payment of such Senior Claim; or (v) any merger or consolidation of the Company or any of its Subsidiaries into or with any other Person, or any sale, lease or transfer of any or all of the assets of the Company or any of its Subsidiaries to any other Person; or (vi) absence of any notice to, or knowledge by, any Junior Claimant of the existence or occurrence of any of the matters or events set forth in the foregoing subdivisions (i) through (v); or (vii) any other circumstance. The terms and conditions of this Section 11.16 shall not be modified or amended without the
                   -------------
express written consent of the Certificateholders of at least 50% of the Invested Amount of each Outstanding Series of VFC Certificates and, if any such amendment would adversely affect the interests of an ECI Holder, without the written consent of the ECI Holder or Holders.

               (e) The obligations of the Junior Claimants under these subordination provisions shall continue to be effective, or be reinstated, as the case may be, if at any time any payment with respect to any Senior Claim, or any other payment to any holder of any Senior Claim in its capacity as such, is rescinded or must otherwise be restored or returned by the holder of such Senior Claim upon the occurrence of any Insolvency Event, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any substantial part of property, or otherwise, all as though such payment had not been made.

               (f) No Junior Claimant shall have any subrogation or other rights as the holder of a Senior Claim, and each Junior Claimant hereby waives all such rights of subrogation and all rights of reimbursement or indemnity whatsoever and all rights of recourse to any security for any Senior Claim, until such time as all the Senior Claims shall be Indefeasibly Paid or such payment shall have been provided for in a manner satisfactory to all of the holders of Senior Claims and all of the obligations of the Company under the Senior Claims, the Agreement and this Supplement shall have been duly performed. From and after the time at which all Senior Claims have been Indefeasibly Paid or such payment shall have been provided for in a manner satisfactory to all of the holders of Senior Claims, the Junior Claimants shall be subrogated to all rights of any holders of Senior Claims to receive any further payments or distributions applicable to the Senior Claims until the Junior Claims shall have been paid in full or such payment shall have been provided for in a manner satisfactory to the majority in amount of the Junior Claimants, and for the purposes of such subrogation, no payment or distribution received by the holders of Senior Claims of cash, securities or other property to which the Junior Claimants would have been entitled except for these subordination provisions shall, as between the Company and its creditors other than the holders of Senior Claims, on the one hand, and the Junior Claimants, on the other, be deemed to be a payment or distribution by the Company to or on account of the Senior Claims.

               (g) Each Certificate or other instrumentality evidencing any Junior Claim shall contain the following legend conspicuously noted on the face thereof: "THIS [NAME OF INSTRUMENT] IS SUBJECT TO THE SUBORDINATION PROVISIONS
          --------------------------------------------------------------------
SET FORTH IN SECTION 11.16 OF THE SERIES 2000-1
-----------------------------------------------

SUPPLEMENT AMONG HUNTSMAN RECEIVABLES FINANCE LLC, HUNTSMAN (EUROPE) BVBA, AS
-----------------------------------------------------------------------------
MASTER SERVICER, PARCO, THE SEVERAL FINANCIAL INSTITUTIONS PARTY THERETO FROM
-----------------------------------------------------------------------------
TIME TO TIME AS SERIES 2000-1 APA BANKS AND THE CHASE MANHATTAN BANK, AS FUNDING
--------------------------------------------------------------------------------
AGENT AND TRUSTEE, DATED AS OF DECEMBER 21, 2000" and shall specifically state
------------------------------------------------
that a copy of these subordination provisions (to the extent not expressly stated in such instrument) is on file with the Company and is available for inspection at the Company's offices.

          SECTION 11.17. Chase Conflict Waiver.  Chase acts as Administrative
                         ---------------------
Agent for PARCO, as issuing and paying agent for PARCO's Commercial Paper, as provider of other backup facilities for PARCO, as Funding Agent and may provide other services or facilities from time to time (the "Chase Roles"). Without
                                                     -----------
limiting the generality of Section 4.8 of the Series 2000-1 Asset Purchase
                           -----------
Agreement, each Series 2000-1 APA Bank and each other party hereto hereby acknowledges and consents to any and all Chase Roles, waives any objections it may have to any actual or potential conflict of interest caused by Chase's acting as the Funding Agent or as a Series 2000-1 APA Bank hereunder and acting as or maintaining any of the Chase Roles, and agrees that in connection with any Chase Role, Chase may take, or refrain from taking, any action which it in its discretion deems appropriate. The Series 2000-1 APA Banks are hereby notified that PARCO may delegate responsibility for signing and/or sending Sale Notices to Chase as PARCO's Administrative Agent.

          SECTION 11.18. Limited Recourse.  Notwithstanding anything to the
                         ----------------
contrary contained herein, the obligations of PARCO under the Agreement are solely the corporate obligations of PARCO and, in the case of obligations of PARCO other than Commercial Paper, shall be payable at such time as funds are received by or are available to PARCO in excess of funds necessary to pay in full all outstanding Commercial Paper and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against PARCO but shall continue to accrue. Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11 of the Bankruptcy Code) of any such party shall be subordinated to the payment in full of all Commercial Paper.

          No recourse under any obligation, covenant or agreement of PARCO contained in the Agreement shall be had against any incorporator, stockholder, officer, director, employee or agent of PARCO, the Administrative Agent, the Funding Agent, the Manager or any of their Affiliates (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the Agreement is solely a corporate obligation of PARCO individually, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, employee or agent of PARCO, the Administrative Agent, the Funding Agent, the Manager or any of their Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of PARCO contained in the Agreement, or implied therefrom, and that any and all personal liability for breaches by PARCO of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of the Agreement; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or omissions made by them. The provisions of this Section 11.18 shall survive
                                               -------------
termination of the Agreement.

                                  ARTICLE XII

                              FINAL DISTRIBUTIONS
                              -------------------

          SECTION 12.01. Certain Distributions.
                         ---------------------

               (a) Not later than 2:00 p.m. New York City time, on the Distribution Date following the date on which the proceeds from the disposition of the Receivables pursuant to subsection 7.02(b) of the Agreement are deposited
                               ------------------
into the Series 2000-1 Non-Principal Concentration Subaccounts and the Series 2000-1 Principal Concentration Subaccounts, the Trustee shall distribute such amounts pursuant to Article III of this Supplement.
                    -----------

               (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, any distribution made to the Series 2000-1 Investor Certificateholders pursuant to this Section shall be deemed to be a final distribution pursuant to Section 9.03 of the Agreement with respect to the
                         ------------
Series 2000-1 VFC Certificate.

                                 ARTICLE XIII

                                 PAYING AGENT
                                 ------------

          SECTION 13.01. Paying Agent.
                         ------------

               (a) Pursuant to Section 5.07 of the Pooling Agreement, the Company hereby appoints The Chase Manhattan Bank as paying agent for the Series 2000-1 Investor Certificates. The Paying Agent is hereby authorized to establish a segregated trust account into which funds for disbursement to the Series 2000-1 Investor Certificateholders shall be held. The Trustee shall remit to the Paying Agent on or before each Distribution Date the amounts calculated and set forth in Sections 3A.05(a)(i), 3A.05(c)(ii), and 3A.05(c)(iii). On each Distribution Date, the Paying Agent shall distribute all amounts received by the Trustee to the Series 2000-1 Purchasers.

               (b) The Company and the Contributor hereby agree to indemnify and hold harmless the Paying Agent (each, an "Indemnified Person") from and
                                              ------------------
against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of, or relating to its role as paying agent hereunder, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the gross negligence, bad faith or willful misconduct of an Indemnified Person or resulted from the performance of any Receivable, market fluctuations or other market or investment risk not attributable to acts or omissions or alleged acts or omissions of the Company.

                               TABLE OF CONTENTS
                                  (continued)


          IN WITNESS WHEREOF, the Company, the Master Servicer, the Trustee, the Funding Agent, the Series 2000-1 Initial Purchaser and the Series 2000-1 APA Banks have caused this Series 2000-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                  Executed by authorized officers of:

                                   HUNTSMAN RECEIVABLES FINANCE LLC,
                                   as Company


                                   HUNTSMAN (EUROPE) BVBA,
                                   as Master Servicer


                                   CHASE MANHATTAN BANK (IRELAND) plc,
                                   not in its individual capacity but solely as Trustee


                                   THE CHASE MANHATTAN BANK,
                                   as Funding Agent

                                   THE CHASE MANHATTAN BANK,
                                   as Paying Agent


                                   HUNTSMAN INTERNATIONAL LLC,
                                   as Contributor


                                   PARK AVENUE RECEIVABLES CORP.,
                                   as the Series 2000-1 Initial Purchaser

                                   The Chase Manhattan Bank
                                   as a Series 2000-1 APA Bank


Acknowledged and Accepted, solely with
respect to subsection 11.14(b) of this Supplement:
           -------------------

TIOXIDE AMERICAS INC.,
as Originator


HUNTSMAN PROPYLENE OXIDE LTD.,
as Originator


HUNTSMAN INTERNATIONAL FUELS, L.P.,
as Originator


HUNTSMAN INTERNATIONAL LLC,
as Purchaser


HUNTSMAN ICI HOLLAND BV,
as Originator


TIOXIDE EUROPE LTD.,
as Originator


HUNTSMAN PETROCHEMICALS (UK) LIMITED
LIMITED, as Originator

                                       2